UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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Lexaria Bioscience Corp.
Name of the Registrant as Specified In Its Charter

N/A

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2023 ANNUAL MEETING Place: Time: Date: CORPORATE DATA

Letter to the Shareholders

Notice of Annual Meeting of Shareholders

Definitive Proxy Statement

Proxy Card

Lexaria Bioscience Corp. Head Office

100 – 740 McCurdy Road

Kelowna, British Columbia

1:00 p.m. (PT)

May 9, 2023

Directors and Executive Officers

Chris Bunka, Director, CEO & Chairman

John Docherty, Director & President

Nicholas Baxter, Director

William (Ted) McKechnie, Director

Albert Reese Jr., Director

Catherine C. Turkel, Director

Gregory Downey, Chief Financial Officer

Registrar and Transfer Agent

Computershare Investor Services

510 Burrard Street, 3rd Floor

Vancouver, BC  V6C 3B9

Auditor

MaloneBailey LLP

10370 Richmond Avenue

Suite 600

Houston, TX  77042

Listing

Nasdaq (LEXX & LEXXW)

March 13, 2023

Dear Shareholder:

In our continued effort to mitigate the health consequences associated with Covid-19 variants and to ensure the safety of our shareholders and management, we strongly recommend that you vote by proxy (pursuant to the instructions contained in your proxy form) or attend our 2023 annual shareholder meeting on Tuesday, May 9, 2023 by way of joining our event conferencing session via the following number:   for Toronto residents (416) 764-8658 or toll-free at 1-888-886-7786.  You will be provided with an opportunity to vote on the proposals contained in the attached proxy circular at the event conferencing session.  The proxy materials are first being made available to our shareholders on or about March 22, 2023.  The meeting will begin promptly at 1:00 p.m. PT.

In order to facilitate clear communications, all participants will be placed in lecture mode and will have their microphones muted.  We welcome questions and encourage you to email any questions that you may have regarding the proposals to the Company in advance of the meeting.  Please provide your questions to our Head of Legal, Vanessa Carle at vcarle@lexariabioscience.com as we will only have time to answer questions on proposals that are submitted in advance and a maximum of two (2) questions per proposal during the Meeting.  When we come to each proposal that requires a vote, we will have the moderator provide instructions on the process for asking questions for the purposes of discussion on the proposal.  Once the questions have been responded to, the moderator will provide instructions on the method of voting on the proposal.

In addition to the matters described in the Notice of Annual Meeting of Shareholders and the Proxy Statement, we will be conducting a question and answer session after the termination of the meeting (the “Q & A Session”).  The Q & A Session will entail the Chief Executive Officer answering questions that were submitted in advance of the Meeting; it should be noted that no new questions will be taken from attendees during the Q & A session.  We strongly desire the opportunity to address any questions that you might have so in order to ensure that we are able to address as many general questions as possible, we encourage you to forward your questions in advance of the meeting by emailing our Head of Legal, Vanessa Carle at vcarle@lexariabioscience.com who will then ensure that they are answered at the end of the meeting.

The members of the Board and management hope that you and your loved ones are staying healthy and safe.

Sincerely,

/s/ Christopher Bunka

Christopher Bunka

Chief Executive Officer & Chairman

LEXARIA BIOSCIENCE CORP.

100 – 740 McCurdy Road

Kelowna, BC, Canada V1X 2P7

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD ON MAY 9, 2023

NOTICE IS HEREBY GIVEN that Lexaria Bioscience Corp., a Nevada corporation (“Lexaria”, “Company”, “we”, “us”, or “our”), will hold an annual meeting of shareholders (the “Meeting”) via Event Conferencing (the call in number for Toronto residents is (416) 764-8658 or toll-free at 1-888-886-7786) whereby the Chief Executive Officer of the Company will conduct the formal business of the meeting from the Company’s head office located at Unit 100 – 740 McCurdy Road, Kelowna, BC, Canada, V1X 2P7, at 1:00 p.m. (PT), on Tuesday, May 9, 2023 for the following purposes:

1.	to elect the following six director nominees, John Docherty, Christopher Bunka, William (Ted) McKechnie, Nicholas Baxter, Albert Reese Jr. and Catherine C. Turkel as Directors to serve our Company for the ensuing year or until their successors are elected;

2.	to ratify the appointment of as our independent registered public accounting firm for the fiscal year ending August 31, 2023 and to allow Directors to set the remuneration;

3.	to approve a one-time repricing of certain issued stock options that currently have an exercise price ranging from 50% to 200% more than the current fair market value of the Company’s shares, as more particularly outlined in Proposal 3;

4.	to approve an amendment to the Lexaria Bioscience Corp. Equity Incentive Plan (as approved by shareholders initially on June 20, 2019 and amended on June 28, 2021 – the “Incentive Plan”) to increase the maximum number of securities issuable from 510,433 securities to such greater number as is equal to 10% of the Company’s issued share capital as at May 31, 2023, being the last day of the month in which approval is being requested, all as more particularly outlined in Proposal 4;

5.	to approve an amendment to the Incentive Plan to incorporate an evergreen formula whereby the maximum number of securities issuable under the Incentive Plan will increase annually on January 1, of each year starting with the 2024 year, to an amount equal to 10% of the Company’s issued share capital, all as more particularly outlined in Proposal 5;

6.	to ratify and approve all acts of the Directors, lawfully made, since the last shareholders’ meeting;

7.	to transact such other business as may properly come before the Meeting or any adjournment of postponement thereof.

Our Board of Directors has fixed the close of business on March 13, 2023, as the record date (the “Record Date”) for the determination of the shareholders entitled to notice of, and to vote at, the Meeting or any adjournment thereof. Only the shareholders of record on the Record Date are entitled to vote at the Meeting.

Whether or not you plan on attending the Meeting, we ask that you vote by proxy by following instructions provided in your proxy card as promptly as possible. If your shares are held of record by a broker, bank, or other nominee, please follow the voting instructions sent to you by your broker, bank, or other nominee in order to vote your shares.

Sincerely,

By Order of the Board of Directors

Per:	/s/ Christopher Bunka
Christopher Bunka
Chief Executive Officer

Date:

March 13, 2023

Important Notice Regarding Availability of Proxy Materials for the Stockholders’ Meeting To Be Held on May 9, 2023.  This notice of meeting, the proxy statement for the meeting and our Annual Report on Form 10-K for the fiscal year ended August 31, 2022 are available at www.colonialstock.com/LEXX2023.  The proxy materials are first being made available to our shareholders on or about March 22, 2023.

I

i

ii

LEXARIA BIOSCIENCE CORP.

100 – 740 McCurdy Road

Kelowna, BC, Canada V1X 2P7

Telephone:  (250) 765-6424

PROXY STATEMENT

ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD ON MAY 9, 2023

GENERAL INFORMATION ABOUT THE MEETING OF SHAREHOLDERS

The Board of Directors of Lexaria Bioscience Corp. (“Lexaria”, “we”, “us” or “our”) is soliciting proxies for use at the Annual Meeting of Shareholders to be held via Event Conferencing by way of calling:  for Toronto residents (416) 764-8658; and for all others 1-888-886-7786, at 1:00 p.m. (PT), on Tuesday, May 9, 2023 or at any adjournment of the Annual Meeting (the “Meeting”).

This proxy statement, the attached notice of the Meeting, a proxy card and our Annual Report on Form 10-K for the year ended August 31, 2022 as filed with the Securities and Exchange Commission on November 28, 2022 are collectively referred to as the “proxy materials”.  The proxy materials are first being made available to our shareholders on or about March 22, 2023.

Important Notice Regarding the Internet Availability of Proxy Materials

for the Meeting to be Held on May 9, 2023

All shareholders have the ability to access the proxy materials on the website referred to in the attached Notice of Annual Meeting.  Pursuant to rules adopted by the U.S. Securities Exchange Commission (the “SEC”), we have elected to send a Notice of Internet Availability of Proxy Materials (the “Notice”) to our shareholders instead of mailing printed copies of the proxy materials, unless you have previously elected to receive printed materials.  The Notice provides instructions on how to access the proxy materials via the internet and how to request a printed set of the proxy materials at no charge.  In addition, the stockholders can elect to receive future proxy materials electronically by email or in printed form by mail, and any such election will remain in effect until terminated by the shareholder.  We encourage all shareholders to take advantage of the proxy materials on the internet to help reduce the cost and environmental impact of our shareholder meetings.

The proxy materials are also available at www.colonialstock.com/LEXX2023 and www.lexariabioscience.com.

What items will be voted at the Meeting?

Our shareholders will vote:

1.

to elect the following six nominees, John Docherty, Christopher Bunka, William (Ted) McKechnie, Nicholas Baxter, Albert Reese Jr. and Catherine C. Turkel as Directors to serve our Company for the ensuing year and until their successors are elected;

2.	to ratify the appointment of MaloneBailey LLP as our independent registered public accounting firm for the fiscal year ending August 31, 2023 and to allow Directors to set the remuneration;

3.

to approve a repricing of certain issued stock options that currently have an exercise price ranging from 50% to 200% or more than the current fair market value of the Company’s shares, as more particularly outlined in Proposal 3;

4.

to approve an amendment to the Incentive Plan (as approved by shareholders initially on June 20, 2019 and amended on June 28, 2021) to increase the maximum number of securities issuable from 510,433 securities to an amount equal to 10% of the Company’s issued share capital as at May 31, 2023 being the last day of the month in which approval is being requested, as more particularly outlined in Proposal 4;

5.

to approve an amendment to the Incentive Plan to incorporate an evergreen formula whereby the maximum number of securities issuable under the Incentive Plan will increase annually on January 1, of each year starting with the 2024 year, to an amount equal to 10% of the Company’s issued share capital, all as more particularly outlined in Proposal 5;

6.	to ratify and approve all lawful acts of the Directors effected since the last shareholder meeting; and

7.	to transact such other business as may properly come before the Meeting or any adjournment of postponement thereof.

We urge you to carefully read and consider the information contained in this proxy statement. We request that you cast your vote on each of the proposals described in this proxy statement. As noted, attendance at the Meeting will be by Event Conferencing and accordingly, only votes cast by registered shareholders attending the Meeting and from validly completed and delivered proxies will be counted.  Please follow the instructions provided in the proxy card sent to you.

How does the Board recommend I vote on the proposals?

Our Board recommends that you vote “FOR” the election of each Director nominee noted under proposal 1 and “FOR” all of the proposals noted under items 2 – 6.

Who can vote at the Meeting?

Our Board of Directors has fixed the close of business on March 13, 2023 as the Record Date for the determination of the shareholders entitled to notice of, and to vote at, the Meeting or any adjournment. If you were a shareholder of record on the Record Date, you are entitled to vote at the Meeting.

As of the Record Date, 5,983,930 shares of our common stock were issued and outstanding and no other voting securities were issued and outstanding. Therefore, a total of 5,983,930 votes are entitled to be cast at the Meeting.

How many votes do you have?

On each proposal to be voted upon, you have one vote for each share of our common shares that you owned on the Record Date. There is no cumulative voting.

How can you Vote?

If you hold shares in your own name as a stockholder of record:  Common shares can be voted at our Meeting by way of a proxy over the internet or by telephone by following the instructions in the Notice and/or proxy card, or, if you requested to receive printed proxy materials, you may vote by marking, dating and signing the enclosed proxy card and returning it to the address provided.  Additionally, you may vote your shares by way of attending the Meeting via Event Conferencing and calling into the toll free line at 1-888-886-7786 or if you reside in Toronto, at 416-764-8658 and voting by way of selecting the appropriate option for each proposal.  Shareholders voting by internet or telephone should understand that, while we and the party providing the service through which you may vote by internet or by telephone do not charge any fees to our shareholders for voting in such manner, there may be usage charges from the internet access providers and telephone companies for which you are responsible.

If your shares are held in the name of a stock brokerage account or by a bank, or other nominee (that is, in “street name”):  You will receive instructions from the holder of record that you must follow for your shares to be voted.  The availability of telephonic or internet voting will depend on your broker’s (or other nominee’s) voting process.  Please check with your broker or other nominee and follow the voting procedure your broker or other nominee provides to vote your shares.  If you wish to vote in person via attending the Event Conference Meeting, you must request a legal proxy from your broker or other nominee that holds your shares and email that proxy and proof of identification 48 hours prior to the Meeting to Vanessa Carle, Head of Legal at vcarle@lexariabioscience.com.

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YOUR VOTE IS VERY IMPORTANT.  We are encouraging our shareholders to vote by proxy even if you plan to attend the Meeting via Event Conferencing and to appoint the nominees noted in our proxy, namely Christopher Bunka, our Chief Executive Officer, or John Docherty, our President, to represent such shareholder at our Meeting.

Valid proxies will be voted at our Meeting and at any postponements or adjournments thereof as you direct in the proxy, provided that they are received at least 48 hours (excluding Saturdays, Sundays and statutory holidays) prior to the scheduled time of the Meeting, or any adjournment thereof.

The common shares represented by the proxy will be voted, or withheld from voting, as directed in the proxy.  If no direction is given and the proxy is validly executed, the proxy will be voted: (1) FOR the election of the nominees for our Board of Directors; (2) FOR the approval and ratification of the appointment of MaloneBailey LLP as our Company’s auditors for the 2023 fiscal year and the approval to allow the Directors to set the remuneration; (3) FOR the repricing of certain outstanding options; (4) FOR the amendment to the maximum number of securities issuable pursuant to the Company’s Incentive Plan; (5) FOR the inclusion of an evergreen formula in the Company’s Incentive Plan and (6) FOR the ratification and approval of all lawful acts of the Directors.  If any other matters properly come before our Meeting, the persons authorized under the proxies will vote upon such other matters in accordance with their best judgment, pursuant to the discretionary authority conferred by the proxy.

Quorum

A quorum of shareholders is necessary to take action at our Meeting.  Currently, the holders of at least 33.33% of our issued shares entitled to vote as at the Record Date, present in person (via Event Conferencing) or by proxy, shall constitute a quorum for the transaction of business at our Meeting.  However, if a quorum is not present, then the holders of a majority of the common shares of our Company who are present at the Meeting, in person (via Event Conferencing) or by proxy, may adjourn such meeting from time to time until it is determined that holders constituting the required quorum of the issued common shares of the capital stock shall attend.  At any such adjourned meeting at which a quorum is present or represented, any business may be transacted that might have been transacted at the original meeting.  Broker non-votes occur when a nominee holding common shares for a beneficial owner of those common shares has not received voting instructions from the beneficial owner with respect to a particular matter and such nominee does not possess or choose to exercise discretionary authority with respect thereto.  Broker non-votes and abstentions will be included in the determination of the number of common shares present at our Meeting for quorum purposes but will not be counted as votes cast on any matter presented at our Meeting.

YOUR VOTE IS IMPORTANT. ACCORDINGLY, YOU ARE ASKED TO COMPLETE AND RETURN YOUR PROXY PURSUANT TO ONE OF THE METHODS AVAILABLE WHETHER OR NOT YOU PLAN TO ATTEND OUR MEETING VIA EVENT CONFERENCING.

What does it mean if I receive more than one proxy card?

If you receive more than one proxy card, it means that you hold shares registered in more than one name or in different accounts. To ensure that all of your shares are voted, please vote by proxy by following instructions provided in each proxy card. If some of your shares are held in “street name,” you should have received voting instructions with these materials from your broker, bank or other nominee. Please follow the voting instructions provided to ensure that your vote is counted.

What vote is required for the election of Directors or for the approval of a proposal?

The vote of a simple majority of our stock held by shareholders present in person or represented by proxy and entitled to vote at the Meeting will be sufficient to elect Directors. For the election of Directors, the nominees who receive more “For” votes than the combined “Against” votes and votes that are abstained, will be elected as Directors. There is no cumulative voting in the election of Directors.

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The vote of a simple majority of our stock held by shareholders present in person or represented by proxy and entitled to vote at the Meeting will be sufficient to ratify the appointment of MaloneBailey LLP as our independent registered public accounting firm for the fiscal year ending August 31, 2023 and to allow Directors to set the remuneration.

The vote of a simple majority of our stock held by shareholders present in person or represented by proxy and entitled to vote at the Meeting will be sufficient to approve the repricing of certain options that have an exercise price that is over 50% of the current fair market value of the Company’s shares.

The vote of a simple majority of our stock held by shareholders present in person or represented by proxy and entitled to vote at the Meeting will be sufficient to approve an amendment to the Incentive Plan to increase the maximum number of securities issuable from 510,433 securities to an amount equal to 10% of the Company’s issued share capital as at May 31, 2023 being the last day of the month in which approval is being requested.

The vote of a simple majority of our stock held by shareholders present in person or represented by proxy and entitled to vote at the Meeting will be sufficient to approve an amendment to the Incentive Plan to incorporate an evergreen formula whereby the maximum number of securities issuable under the Incentive Plan will increase annually on January 1, of each year starting with the 2024 year, to an amount equal to 10% of the Company’s issued share capital.

The vote of a simple majority of our stock held by shareholders present in person or represented by proxy and entitled to vote at the Meeting will be sufficient to ratify and approve all lawful acts of the Directors effected since the last shareholder meeting.

Counting of Votes

All votes will be tabulated by Vanessa Carle, the Company’s Secretary who will serve as the inspector of elections appointed for the Meeting, who will separately tabulate affirmative and negative votes and abstentions. Shares represented by proxies that reflect abstentions as to a particular proposal will be counted as present and entitled to vote for purposes of determining a quorum.  Shares represented by proxies that reflect an abstention or broker “non-vote” will be counted as present and entitled to vote for purposes of determining a quorum.  An abstention or broker “non-vote” will be treated as not-voted for purposes of determining approval of a proposal and will not be counted as “for” or “against” that proposal.  A broker “non-vote” occurs when a nominee holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary authority or does not have instructions from the beneficial owner.

Can I change my vote after submitting my proxy?

Yes. You may revoke your proxy and change your vote at any time before the final vote at the Meeting. If you are a shareholder of record, you may vote again on a later date via the Internet or by telephone (only your latest Internet or telephone proxy submitted prior to the Meeting will be counted) or by signing and returning a new proxy card with a later date. You may also request that your prior proxy be revoked by delivering to our Company, at the address on the Notice of Meeting, Attention: Secretary, a written notice of revocation prior to the Meeting being held at the offices of Lexaria.  Any revocation of proxy or later dated proxy MUST BE RECEIVED by 9:00 a.m. prior to the commencement of the Meeting.

If you hold your shares in street name, you will need to follow the voting instructions provided by your broker, bank or other nominee regarding how to revoke or change your vote.

How can I attend the Event Conferencing Meeting?

You may call (416) 764-8658 if you live in Toronto, Ontario, otherwise you can call toll-free at 1-888-886-7786 if you wish to participate in the Event Conferencing Meeting to hear the business of the Meeting, to vote on the proposals and to listen to the question and answer session.  A limited amount of questions will be allowed to be submitted on the proposals to be voted on during the Meeting.

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You will be asked to provide your name, and if different, the name that your shares are registered under, the number of shares you hold as well as an email address, should we need to follow up with you regarding any unanswered questions.

How can I ask questions?

We welcome the opportunity to respond to your questions and encourage you to email any questions that you may have regarding the proposals to the Company in advance of the Meeting.  Please provide your questions to our Head of Legal, Vanessa Carle at vcarle@lexariabioscience.com as we will only have time to answer questions on proposals that are submitted in advance and a maximum of two (2) questions per proposal during the Meeting.  When we come to each proposal that requires a vote, we will have the moderator provide instructions on the process for asking questions for the purposes of discussion on the proposal.  Once the questions have been responded to, the moderator will provide instructions on the method of voting on the proposal.

In addition to the matters described in the Notice of Annual Meeting of Shareholders and the Proxy Statement, we will be conducting a question and answer session after the termination of the meeting (the “Q & A Session”).  The Q & A Session will entail the Chief Executive Officer answering questions that were submitted in advance of the Meeting; it should be noted that no new questions will be taken from attendees during the Q & A session.  In order to ensure that we are able to address as many general questions as possible, we encourage you to forward your questions in advance of the meeting by emailing our Head of Legal, Vanessa Carle at vcarle@lexariabioscience.com who will then ensure that they are answered at the end of the Meeting.

How do I Access Technical Support?

If you are having difficulties connecting to the Meeting you can access technical support by emailing customercare@accutel.com.  If you are having difficulties hearing or participating during the Meeting you can access technical support by the above-noted email or by pressing “0” for immediate support.

Who pays for the cost of proxy preparation and solicitation?

We will pay for the cost of proxy preparation and solicitation, including the reasonable charges and expenses of brokers, banks or other nominees for forwarding proxy materials to street name holders.

We are soliciting proxies for use at our Event Conferencing Meeting primarily by mail. In addition, our Directors, officers and regular employees may solicit proxies by telephone, facsimile, mail, other means of communication or personally. These individuals will receive no additional compensation for such services. We will ask brokers, banks, and other nominees to forward the proxy materials to their principals and to obtain their authority to execute proxies and voting instructions. We will reimburse them for their reasonable charges and expenses, however we will not be paying for delivery to OBOs.

Voting Securities and Principal Holders Thereof

We are authorized to issue 220,000,000 common shares with full voting rights and a par value of $0.001 per share.  As of the Record Date a total of 5,983,930 common shares were issued and outstanding.  Each share of common stock carries the right to one vote at the Meeting.

Only registered shareholders as of the Record Date are entitled to receive notice of, and to attend and vote at, the Meeting or any adjournment or postponement of the Meeting.

To the best of our knowledge, no person or company beneficially owns, directly or indirectly, or exercises control or direction over, common shares carrying more than 10% of the voting rights attached to the outstanding common shares of our Company other than set forth in the section “Security Ownership of Certain Beneficial Owners and Management” below.

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Security Ownership of Certain Beneficial Owners and Management

The following table sets forth, as of the Record Date, certain information with respect to the beneficial ownership of our common shares by each shareholder known by us to be the beneficial owner of more than 5% of our common shares, as well as by each of our current Directors and executive officers as a group. Each person has sole voting and investment power with respect to the common shares, except as otherwise indicated. Beneficial ownership consists of a direct interest in the common shares, except as otherwise indicated.

Name, Address & Position of Beneficial Owner(1)(2)	Amount and Nature of Beneficial Ownership		Percentage of Class(3)
Directors and Executive Officers as a Group	937,261		14.88%
Executive Officers and Directors Individually
Christopher Bunka CEO, Chairman & Director	628,956	(4)	10.34%
John Docherty President and Director	148,743	(5)	2.45%
Gregory Downey* Chief Financial Officer	47,954	(6)	0.80%
Nicholas Baxter* Independent Director	41,000	(7)	0.68%
Ted McKechnie* Independent Director	43,191	(8)	0.72%
Albert Reese Jr.* Independent Director	20,917	(9)	0.35%
Catherine C. Turkel* Independent Director	6,500	(10)	0.1%
5% Owners
Don Jackler	580,582	(11)	9.54%

* denotes a holding of less than 1%

Notes:

1)

Under Rule 13d-3, a beneficial owner of a security includes any person who, directly or indirectly, through any contract, arrangement, understanding, relationship, or otherwise has or shares: (i) voting power, which includes the power to vote, or to direct the voting of shares; and (ii) investment power, which includes the power to dispose or direct the disposition of shares. Certain shares may be deemed to be beneficially owned by more than one person (if, for example, persons share the power to vote or the power to dispose of the shares). In addition, shares are deemed to be beneficially owned by a person if the person has the right to acquire the shares (for example, upon exercise of an option) within 60 days of the date as of which the information is provided. In computing the percentage ownership of any person, the amount of shares outstanding is deemed to include the amount of shares beneficially owned by such person (and only such person) by reason of these acquisition rights. As a result, the percentage of outstanding shares of any person as shown in this table does not necessarily reflect the person’s actual ownership or voting power with respect to the number of common shares actually outstanding on the Record Date.

2)	the address for these persons is c/o Lexaria Bioscience Corp., 100 – 740 McCurdy Road, Kelowna, BC V1X 2P7

3)

Percentage of ownership is based on 5,983,930 common shares issued and outstanding as of the Record Date on a diluted basis. Except as otherwise indicated, we believe that the beneficial owners of the common stock listed above, based on information furnished by such owners, have sole investment and voting power with respect to such common shares.

4)

Includes 254,412 shares held in the name of C.A.B. Financial Services and 273,543 shares held directly by Christopher Bunka. Includes 94,334 options held in the name of Christopher Bunka all of which are exercisable within 60 days of the Record Date and 6,667 warrants held in the name of C.A.B. Financial Services all of which are exercisable within 60 days of the Record Date.

5)	Includes 54,075 shares held in the name of Docherty Management Ltd. and 94,668 options held in the name of John Docherty which are exercisable within 60 days of the Record Date.

6)	Includes 46,000 options which are exercisable within 60 days of the Record Date.

7)	Includes 30,000 options which are exercisable within 60 days of the Record Date.

8)	Includes 30,000 options which are exercisable within 60 days of the Record Date.

9)	Includes 10,000 options which are exercisable within 60 days of the Record Date.

10)	Includes 5,000 options which are exercisable within 60 days of the Record Date

11)	Includes 100,000 warrants which are exercisable within 60 days of the Record Date. Mr. Jackler provides consulting services to the Company.

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Changes in Control

We are unaware of any contract or other arrangement the operation of which may at a subsequent date result in a change in control of our Company.

DIRECTOR NOMINEES

The following information pertains to our Director Nominees for the purposes of voting on Proposal 1 located at page 25 and includes the name, age, positions held, length of time serving as a director of Lexaria and business experience of each nominee:

Name	Position Held with our Company	Age	Date First Elected Or Appointed
John Docherty	President and Director	53	April 15, 2015
Christopher Bunka	Chairman, Chief Executive Officer and Director	61	October 26, 2006
Nicholas Baxter	Independent Director	68	July 8, 2011
Ted McKechnie	Independent Director	75	September 16, 2015
Albert Reese Jr.	Independent Director	73	January 14, 2021
Catherine C. Turkel	Independent Director	62	September 2, 2022

Board Diversity

The Company and its management are highly supportive of the recent initiatives taken by the Securities and Exchange Commission and the Nasdaq Group to encourage diversity within the board of directors of reporting companies. Lexaria annually reviews its board composition and evaluates areas of expertise that would provide additional benefits to the Company and its shareholders. As the Company transitions its technology towards pharmaceutical applications, should the Company feel it is beneficial to expand its board, the Company will endeavour to engage individuals who will be able to enhance the board with their expertise in this industry sector and who also will enrich the board with their diverse perspectives.  Our current board’s diversity data is provided below:

Board Diversity Matrix (As of March 22, 2023)
Total Number of Directors			6
	Female	Male	Non-Binary	Did Not Disclose Gender
Part I: Gender Identity
Directors	1	3		2
Part II: Demographic Background
African American or Black
Alaskan Native or Native American
Asian
Hispanic or Latinx
Native Hawaiian or Pacific Islander
White	1	3
Two or More Races or Ethnicities
LGBTQ+
Did Not Disclose Demographic Background	2

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Our previous years’ board diversity data is provided below:

Board Diversity Matrix (As of April 4, 2022)
Total Number of Directors			5
	Female	Male	Non-Binary	Did Not Disclose Gender
Part I: Gender Identity
Directors	0	3	0	2
Part II: Demographic Background
African American or Black	0	0	0	0
Alaskan Native or Native American	0	0	0	0
Asian	0	0	0	0
Hispanic or Latinx	0	0	0	0
Native Hawaiian or Pacific Islander	0	0	0	0
White	0	2	0	0
Two or More Races or Ethnicities	0	1	0	0
LGBTQ+	0
Did Not Disclose Demographic Background	2

Business Experience

The following is a brief account of the education and business experience of the nominees during at least the past five years, indicating their principal occupation during the period, and the name and principal business of the organization by which they were employed.

Christopher Bunka

Mr. Bunka dedicates all of his professional time to our Company and its subsidiaries and has served as Lexaria’s director, chairman, president and chief executive officer since October 26, 2006.  Mr. Bunka resigned as President on April 15, 2015.  From February 14, 2007 until May 12, 2009 and from April 29, 2016 to May 31, 2017 he was the acting chief financial officer of our Company. Since October 26, 2006 Mr. Bunka has successfully completed both equity and debt financings for our Company, completed the acquisition of additional oil & gas assets, disposed of other oil & gas assets, and restructured our Company. In 2014 Mr. Bunka refocused our Company from one engaged in exploration for oil and natural gas within Canada and the United States to our current business activities in the bioscience industry, namely the research and development of the delivery of lipophilic active molecules based on our patented technology.  Mr. Bunka is a named inventor on several of our patents granted and pending patent applications.

Since 1988, Mr. Bunka has been the CEO of C.A.B. Financial Services Ltd., a private holding company located in Kelowna, Canada.  C.A.B. Financial Services Ltd. is not an affiliate or subsidiary of the Company. He is a venture capitalist, corporate consultant and has roughly thirty years experience in executive management.

John Docherty

Mr. Docherty dedicates all of his professional time to our Company and its subsidiaries serving as President of Lexaria since April 15, 2015 and as a director of Lexaria since April 29, 2016.  Prior to Lexaria, Mr. Docherty was former President and Chief Operating Officer of Helix BioPharma Corp. (TSX: HBP), where he led the company’s pharmaceutical development programs for its plant and recombinantly derived therapeutic protein product candidates. Mr. Docherty is a senior operations and management executive with over 20 years experience in the pharmaceutical and biopharmaceutical sectors. He has worked with large multinational companies and emerging, private and publicly held start-ups. At Helix, Mr. Docherty was also instrumental in the areas of investor/stakeholder relations, capital raising, capital markets development, strategic partnering, regulatory authority interactions and media relations, and he also served as a management member of its Board of Directors. Prior to this, Mr. Docherty was President and a board member of PharmaDerm Laboratories Ltd., a Canadian drug delivery company that developed unique microencapsulation formulation technologies for use with a range of active compounds.

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Mr. Docherty has also held positions with companies such as Astra Pharma Inc., Nu-Pharm Inc. and PriceWaterhouseCoopers’ former global pharmaceutical industry consulting practice. He is a named inventor on issued and pending patents, including ones owned by the Company, and he has a M.Sc. in pharmacology and a B.Sc. in Toxicology from the University of Toronto.

None of the companies that previously employed Mr. Docherty, are subsidiaries or affiliates of Lexaria.

Nicholas Baxter

Mr. Baxter was appointed as a member of the Board of Lexaria Corp. in 2009. Mr. Baxter received a Bachelor of Science (Honours) from the University of Liverpool in 1975, and has worked on oil & gas projects in many areas of the world. Since the 1980’s, he has worked with companies in the public markets both in the U.K. and in Canada. Mr. Baxter brings extensive real-world experience as a board member.

Ted McKechnie

Mr. McKechnie is a well-recognized thought leader in the Canadian food industry. In the past, Mr. McKechnie was president of Maple Leaf Foods, an owner and president at Humpty Dumpty and a senior leader at PepsiCo & Kraft Heinz General Foods. After a distinguished career as an executive and marketer specializing in food manufacturing, he now focuses on moving the Canadian food sector into the future. Besides being the former chairman of Food Starter’s board, Mr. McKechnie is also the Chairman/CEO of The Davies Group and William Davies Consulting Inc. Mr. McKechnie is also a chairman of the board for Advanced Technology For Food Manufacturing and formerly served on the Board Of Governors for St Jeromes University. Mr McKechnie was awarded Philip Morris Chairman’s Award for “recognition of extraordinary contributions having a significant and lasting impact on the Corporation”.

Albert Reese Jr.

Mr. Reese has over 40 years experience in public and private businesses including as CFO of a formerly Nasdaq-listed energy company where he arranged finance transactions totaling over $10 billion dollars during his 20-year tenure. Mr. Reese was a Director and Chairman of the Audit Committee of a community bank in Texas for ten years until such time as it was acquired by a larger banking group in 2018 and currently serves as an Independent Director and Chairman of the Audit Committee for a privately held insurance company headquartered in The Woodlands, Texas. Mr. Reese is also President and Chairman of a family charitable 501(c)-3 foundation and Interim Chairman of a charitable 501(c)-3 entity that focus on Bible literacy.

Mr. Reese is a Certified Public Accountant (1974), and received his Bachelor of Business Administration degree from Texas A&M University in 1971, and his MBA from University of Houston in 1977. He has extensive experience at a senior level in financial services, finance transactions, investor relations, and more.

Dr. Catherine C. Turkel

Dr. Turkel, PharmD, PhD, MBA has more than 20 years’ experience as an executive in start-up and mid-size pharma/biotech companies. She was Founder and CEO of Nezee Therapeutics, and served as President and R&D head at Novus Therapeutics (renamed Eledon Pharmaceuticals – Nasdaq: ELDN). She currently acts as an independent Board Director at Object Pharma (private) and Prostate Cancer Research (nonprofit; member of the Translational Scientific Advisory Committee).

Dr. Turkel has formulated registration & commercial strategic plans and has led global development programs for pharmaceutical and biologic treatments from phase 1 through phase 4 related to Neurosciences, Pain, Cardiovascular, Psychiatry, Rare Diseases, Ophthalmology, Aesthetics, Urology and Otology therapeutic areas. Dr. Turkel designed and led Allergan’s (now AbbVie -NYSE: ABBV) pioneering BOTOX® Chronic Migraine registration program, generating revenue of more than a billion dollars.

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Executive Officers

Our executive officers are appointed by our Board of Directors and serve at the pleasure of our Board of Directors.

The names of our executive officers, their ages, positions held, and durations of are as follows:

Name	Position Held with our Company	Age	Date First Elected Or Appointed
Gregory Downey	Chief Financial Officer	62	April 15, 2021
Christopher Bunka	Chairman and Chief Executive Officer	61	October 26, 2006
John Docherty	President	53	April 15, 2015

Gregory Downey

Mr. Downey first joined the Company in January 2019 as its Controller and then accepted the position of Chief Financial Officer in April 2021.  Mr. Downey brings over 35 years of diverse financial experience in the mining, oil and gas, manufacturing, construction and public sectors as well as providing business advisory and financial accounting services to many medium and large size organizations.  In addition, Mr. Downey has a wide range of executive corporate experience having acted as the Chief Financial Officer, Vice President and/or a director of various public and private companies.

Mr. Downey obtained his Certified Management Accountant (CMA) designation in 1992 and is a member of the Chartered Professional Accountants of British Columbia.  He also holds a diploma in Business Administration from the Southern Alberta Institute of Technology.

For information regarding Messrs. Bunka and Docherty, see “Director Nominees” beginning on page 7.

Family Relationships

There are no family relationships between any Director or executive officer.

Involvement in Certain Legal Proceedings

We know of no material proceedings in which any of our Directors, officers, affiliates or any shareholder of more than 5% of any class of our voting securities, or any associate thereof is a party adverse or has a material interest adverse to Lexaria or its subsidiaries.

Other than as noted below, to the best of our knowledge, none of our Directors or executive officers has, during the past ten years:

1.	been convicted in a criminal proceeding or been subject to a pending criminal proceeding (excluding traffic violations and other minor offences);

2.

had any bankruptcy petition filed by or against the business or property of the person, or of any partnership, corporation or business association of which he/she was a general partner or executive officer, either at the time of the bankruptcy filing or within two years prior to that time;

3.

been subject to any order, judgment, or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction or federal or state authority, permanently or temporarily enjoining, barring, suspending or otherwise limiting, his involvement in any type of business, securities, futures, commodities, investment, banking, savings and loan, or insurance activities, or to be associated with persons engaged in any such activity;

4.

been found by a court of competent jurisdiction in a civil action or by the SEC or the Commodity Futures Trading Commission to have violated a federal or state securities or commodities law, and the judgment has not been reversed, suspended, or vacated;

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5.

been the subject of, or a party to, any federal or state judicial or administrative order, judgment, decree, or finding, not subsequently reversed, suspended or vacated (not including any settlement of a civil proceeding among private litigants), relating to an alleged violation of any federal or state securities or commodities law or regulation, any law or regulation respecting financial institutions or insurance companies including, but not limited to, a temporary or permanent injunction, order of disgorgement or restitution, civil money penalty or temporary or permanent cease-and-desist order, or removal or prohibition order, or any law or regulation prohibiting mail or wire fraud or fraud in connection with any business entity; or

6.

been the subject of, or a party to, any sanction or order, not subsequently reversed, suspended or vacated, of any self-regulatory organization (as defined in Section 3(a)(26) of the Securities Exchange Act of 1934 (the “Exchange Act”) (15 U.S.C. 78c(a)(26)), any registered entity (as defined in Section 1(a)(29) of the Commodity Exchange Act (7 U.S.C. 1(a)(29)), or any equivalent exchange, association, entity or organization that has disciplinary authority over its members or persons associated with a member.

In 2012 while Mr. Albert Reese Jr. was the Chief Financial Officer of ATP Oil & Gas Corporation (“ATP”), ATP filed for bankruptcy in the US District and Bankruptcy Court, Southern District, Case 12-36187 whereby the case was settled with a 361 sale to the first lien holders and an assignment to the Chapter 7 trustee for the remaining assets in August 2014.

Corporate Governance

Public Availability of Corporate Governance Documents

Our key corporate governance document is our Code of Ethics which is:

•	available in print to any shareholder who requests it from our President;
•	available to download from our corporate website at http://www.lexariabioscience.com; and
•	filed on EDGAR as an exhibit to our Registration Statement filed on Form SB-2 on September 20, 2007.

Code of Ethics

We adopted a Code of Ethics applicable to our principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, which is a “code of ethics” as defined by applicable rules of the Securities and Exchange Commission (the “SEC”).  Our Code of Ethics is attached as an exhibit to our Registration Statement on Form SB-2 filed on September 20, 2007.  The Code of Ethics is intended to meet the requirements for a code of ethics under the Sarbanes-Oxley Act of 2002, or “SOX” and is specifically applicable to our principal executive officer, principal financial and accounting officer and controller or persons performing similar functions. Among other matters, the Code of Ethics is designed to deter wrongdoing and to promote:

•	honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;
•	ethical and fair dealing with our financial institutions, suppliers, vendors, competitors, agents and employees;
•	full, fair, accurate, timely and understandable disclosure in our SEC reports and other public communications;
•	compliance with applicable governmental laws, rules and regulations;
•	lawful and ethical conduct when dealing with public officials and government entities;
•	prompt internal reporting of violations of the Code of Ethics to appropriate persons identified in the code; and
•	accountability for adherence to the Code of Ethics.

If we make any amendments to our Code of Ethics other than technical, administrative, or other non-substantive amendments, or grant any waivers, including implicit waivers, from a provision of our Code of Ethics to our chief executive officer, chief financial officer, or certain other finance executives, we will disclose the nature of the amendment or waiver, its effective date and to whom it applies in a Current Report on Form 8-K filed with the SEC.

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Employee Handbook

In addition to the Code of Ethics, we have also adopted an employee handbook that governs all of our team members, regardless of their position with our Company.  This includes an internal code of conduct (the “Code”) which was created to deter wrongdoing and to promote:

•	honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;
•	full, fair, accurate, timely and understandable disclosure in reports and documents that the Company files with, or submits to, the SEC and in other public communications made by the Company;
•	avoidance of conflicts of interest with the interests of the Company, including disclosure to an appropriate person of any material transaction or relationship that could be expected to give rise to such a conflict;
•	confidentiality of corporate information;
•	fair dealing practices and the deterrence of wrongdoing;
•	protection and proper use of corporate assets and opportunities;
•	compliance with applicable governmental laws, rules and regulations;
•	the prompt internal reporting of any violations of this Code to an appropriate person or person identified in the Code; and
•	accountability for adherence to the Code.

Our Employee Handbook is posted on our website http://www.lexariabioscience.com under our Investors/Governance/Governance Documents tab.

Meetings

Our Board of Directors held at least seven (7) formal meetings during the year ended August 31, 2022.  During such formal meetings, all Directors were in attendance.  All proceedings of the Board of Directors were conducted either at such formal meetings and evidenced by way of minutes of such proceedings or by way of resolutions consented to in writing by all the Directors. Such resolutions consented to in writing by the Directors entitled to vote on that resolution at a meeting of the Directors are, according to the Nevada Revised Statutes and our Bylaws, as valid and effective as if they had been passed at a meeting of the Directors duly called and held.

It is our policy to invite Directors to attend the Meeting of shareholders.  However, due to the continued concerns over Covid-19 variants and non-essential travel, only our Chief Executive Officer shall physically be at our head office conducting the Meeting, with our other Directors attending the Meeting via Event Conferencing.  For the Company’s 2022 shareholder meeting, the Chief Executive Officer attended in person with the remaining Board of Directors attending via Event Conferencing.

Committees of the Board of Directors

Compensation Committee

The Company created a compensation committee on July 2, 2020 and during the fiscal year ended August 31, 2022 the compensation committee held one (1) meeting.  Currently the compensation committee consists of Nicholas Baxter and Ted McKechnie, all Directors being “independent” pursuant to Nasdaq independence standards.

The compensation committee’s purpose is to review, consider, research and recommend compensation for the Company’s executive management, taking into consideration achieved milestones, the compensation issued by companies of similar size and the overall financial health of the Company.  In addition, the compensation committee is also responsible for approving and reviewing employment agreements and benefits agreements as well as any executive compensation information that is incorporated into the Company’s periodic reports.  The compensation committee operates pursuant to a written charter adopted by our Board of Directors, which was most recently created on July 2, 2020.  A copy of the compensation committee charter can be downloaded from the Company’s website http://www.lexariabioscience.com under our Investors/Governance/Governance Documents tab.

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Governance and Nominating Committee

The Company created a governance and nominating committee (the “G & N Committee”) on December 8, 2020 and during the fiscal year ended August 31, 2022 the G & N Committee held one (1) meeting.  Currently the members of the G & N Committee are Albert Reese Jr. and Nicholas Baxter, all of whom qualify as independent Directors of the Company.  The purpose of the G & N Committee is to assist the Board of Directors with fulfilling its responsibilities by: (i) being satisfied that corporate governance guidelines are adopted, disclosed and applied including director qualification standards, director responsibilities, director access to management and independent advisors, director compensation, director orientation and continuing education, and annual performance evaluation of the Board; (ii) identifying individuals qualified to become new Board members and recommending to the Board the nominees for each annual meeting of shareholders of the Corporation; and (iii) such other matters delegated to the Committee by the Board.  The G & N Committee operates pursuant to a written charter adopted by our Board of Directors which was most recently created on December 8, 2020.  A copy of the G & N Committee charter can be downloaded from the Company’s website http://www.lexariabioscience.com under our Investors/Governance/Governance Documents tab.

The Board of Directors has a critical role in guiding our strategic direction and overseeing the management of our business, and accordingly, we seek to attract and retain highly qualified directors who have sufficient time to engage in the activities of the Board of Directors and to understand and enhance their knowledge of our industry and business plans. In evaluating the suitability of individual candidates, the G & N Committee and Board of Directors may take into account many factors, including: relevant education, experience and expertise; knowledge of the Company and the issues facing the Company; whether the candidate will strengthen the Board, as a whole, and remedy any perceived deficiencies in the specific criteria; moral and ethical character; diversity of expertise and experience in substantive matters pertaining to our business relative to other board members; diversity of background and perspective, including, but not limited to, with respect to age, gender, race, sexual orientation, place of residence and specialized experience; and any other relevant qualifications, attributes or skills. The core competencies of directors should address accounting or finance experience, market familiarity, business or management experience, industry knowledge, customer-base experience or perspective, crisis response, leadership, and/or strategic planning.  With this mandate, the G & N Committee was key in reviewing director candidates and in the final decision to recommend Dr. Turkel for appointment to the Board.

Audit and Finance Committee

The Company has an audit and finance committee that has conducted four (4) formal meetings during the fiscal year ended August 31, 2022.  Currently our audit committee consists of Albert Reese Jr., Nicholas Baxter, and Ted McKechnie.  Until Mr. Reese’s appointment, Chris Bunka acted as the third member of the audit and finance committee and was not “independent” pursuant to Nasdaq independence standards due to the fact that he is the Chief Executive Officer of the Company and actively involved in the daily management of the Company. Our audit and finance committee is currently fully independent from the Company and Mr. Reese satisfies the requirement of having an “audit committee financial expert” as defined in Item 407(d)(5) of Regulation S-K.

The audit and finance committee operates pursuant to a written charter adopted by our Board of Directors, which was most recently updated and replaced on December 8, 2020 and a copy of which can be downloaded from the Company’s website http://www.lexariabioscience.com under our Investors/Governance/Governance Documents tab.

It is not the duty of our audit and finance committee to determine that our financial statements are complete and accurate and in accordance with generally accepted accounting principles.  Our management is responsible for preparing our financial statements, and our independent registered public accounting firm is responsible for auditing those financial statements.  Our audit and finance committee does, however, consult with management and our independent registered public accounting firm prior to the presentation of financial statements to shareholders and, as appropriate, initiates inquiries into various aspects of our financial affairs. In addition, our audit and finance committee is responsible for retaining, evaluating and, if appropriate, recommending the termination of our independent registered public accounting firm and approving professional services provided by them.

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AUDIT AND FINANCE COMMITTEE REPORT

Our audit and finance committee oversees our financial reporting process. Management has the primary responsibility for the financial statements and the reporting process, including the system of internal accounting controls.

Our audit and finance committee has reviewed and discussed the audited financial statements for the year ended August 31, 2022 with management.

Our audit and finance committee has discussed with Davidson & Company LLP, Chartered Accountants, our independent registered public accounting firm for the year ended August 31, 2022, the matters required to be discussed by the statement on Auditing Standards No. 61, as amended (AICPA, Professional Standards, Vol. 1. AU Section 380) as adopted by the Public Accounting Oversight Board in Rule 3200T.

Our audit and finance committee has received written disclosures and the letter from Davidson & Company LLP required by Independence Standards Board Standard No. 1 (Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees) as adopted the Public Company Accounting Oversight Board in Rule 3600T, and has discussed with Davidson & Company LLP its independence.

Based on the reviews and discussions referred to above, our audit and finance committee recommended to our Board of Directors that the audited financial statements referred to above to be included in our annual report on Form 10-K for the year ended August 31, 2022 for filing with the Securities and Exchange Commission.

Respectfully submitted,

The Audit and Finance Committee of Lexaria Bioscience Corp.

Albert Reese Jr., Ted McKechnie and Nicholas Baxter

Not “Soliciting Material” The material in this report is not “soliciting material,” is not deemed “filed” with the SEC and is not to be incorporated by reference in any filing of our Company under the Securities Act of 1933 or the Exchange Act whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.

Director Independence

We currently act with six Directors, consisting of Christopher Bunka, John Docherty, Ted McKechnie, Nicholas Baxter, Albert Reese Jr. and Catherine C. Turkel.  We have determined that Ted McKechnie, Nicholas Baxter, Albert Reese Jr. and Catherine C. Turkel are each an “independent director” as defined in Nasdaq Rules.

Shareholder Communications with Our Board of Directors

Because of our Company’s small size, we do not have a formal procedure for shareholder communication with our Board of Directors. In general, members of our Board of Directors and executive officers are accessible by telephone or mail. Any matter intended for our Board of Directors, or for any individual member or members of our Board of Directors, should be directed to our Director of Operations, Kristin Hamilton by:

Email at: khamilton@lexariabioscience.com

Fax at: 250-765-2499

Mail at: 100 – 740 McCurdy Road, Kelowna, BC V1X 2P7

with a request to forward the communication to the intended recipient.

Board Leadership Structure

The positions of our principal executive officer and the chairman of our Board of Directors are served by one individual, Christopher Bunka. We have determined that the leadership structure of our Board of Directors is appropriate, especially given the early stage of our development and the size of our Company.

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The Board of Directors oversees our exposure to risk through its interaction with management and receipt from management of periodic reports outlining matters related to financial, operational, regulatory, legal and strategic risks. Risk assessment and oversight are an integral part of our governance and management processes. Our Board of Directors encourages management to promote a culture that incorporates risk management into our corporate strategy and day-to-day business operations. Management discusses strategic and operational risks at regular management meetings, and conducts specific strategic planning and review sessions during the year that include a focused discussion and analysis of the risks facing us. Throughout the year, senior management reviews these risks with the Board of Directors at regular board meetings as part of management presentations that focus on particular business functions, operations or strategies and presents the steps taken by management to mitigate or eliminate such risks.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires our executive officers and Directors, and persons who own more than 10% of our common stock, to file reports regarding ownership of, and transactions in, our securities with the SEC and to provide us with copies of those filings. Based solely on our review of the copies of such forms received by us, or written representations from certain reporting persons, we believe that during the fiscal year ended August 31, 2022, all filing requirements applicable to our executive officers, Directors and persons who own more than 10% of our common stock were complied with.

Executive Compensation

The following table sets forth all compensation received during the year ended August 31, 2022 and 2021 by our Chief Executive Officer, Chief Financial Officer and each of the other most highly compensated executive officers whose total compensation exceeded $100,000 in such fiscal year. These officers are referred to as the “Named Executive Officers” in this proxy statement.

Summary Compensation

The particulars of compensation paid to the following persons:

(a)	our principal executive officer;

(b)	each of our two most highly compensated executive officers who were serving as executive officers at the end of the fiscal years ended August 31, 2022 and 2021; and

(c)

up to two additional individuals for whom disclosure would have been provided under (b) but for the fact that the individual was not serving as our executive officer at the end of the most recently completed financial year,

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who we will collectively refer to as the Named Executive Officers, for our fiscal years ended August 31, 2022 and 2021, are set out in the following summary compensation table:

SUMMARY COMPENSATION TABLE
Name and Principal Position	Year	Salary ($)	Bonus ($)(5)	Stock Awards ($)	Option Awards ($) (6)	Non- Equity Incentive Plan Compensation ($)	Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)
Christopher Bunka Chairman, Chief Executive Officer(1)	2022 2021	- -	50,401 92,676	- -	143,968 119,630	- -	- -	289,505 281,810	483,874 494,116
Gregory Downey Chief Financial Officer(2)	2022 2021	117,284 84,688	9,131 -	- -	116,036 34,844	- -	- -	- -	242,451 119,352
John Docherty President(3)	2022 2021	218,315 146,443	44,542 82,652	- -	143,968 83,419	- -	- -	32,887 97,760	439,712 410,274
Allan Spissinger Former Chief Financial Officer(4)	2022 2021	- -	- -	- -	- -	- -	- -	4,122 109,579	4,122 109,579

Notes:

1)	Mr. Bunka has been the CEO of Lexaria since October 26, 2006 and is compensated via a contract between Lexaria and his wholly-owned company, C.A.B. Financial Services Ltd. (“C.A.B.”).

2)	Mr. Downey became the Chief Financial Officer on April 15, 2021, and is considered an employee of the Company.

3)	Mr. Docherty has been the President of Lexaria since April 15, 2015 and is compensated individually via an employment agreement.

4)

Mr. Spissinger served as our Chief Financial Officer from June 2017 to April 2021. Mr. Spissinger was compensated via a contract between Lexaria and his wholly-owned company, M&E Services Ltd. (“M&E”).

5)	Bonuses paid represent successful completion of performance milestones achieved. See Components of our Compensation starting on page 19 for a discussion on the criteria for such bonus payments.

6)

The fair value of the stock options awarded was estimated using the Black-Scholes pricing model with the following assumptions: for 2022 expected volatility of 98%-119% and risk–free interest rate of 0.75%-3.3%, for 2021 expected volatility of 133%-134% and risk–free interest rate of 0.42%-0.85, expected life of 5 years, and dividend yield of 0.0%.

Employment and Consulting Agreements

For the 2021 and 2022 fiscal years the following agreements were effective between the Company and the Named Executive Officers:

Christopher Bunka, Chief Executive Officer.  The Company negotiated a 3-year term renewable management contract with Mr. Bunka effective January 1, 2022 which replaced the historical agreement of similar terms which expired on January 1, 2022. The base annual compensation payable is C$356,472 per year with an annual increase of 1.25 times the annual Canadian inflation rate. A performance bonus equal to 50% of the annual compensation may be payable upon the completion of certain performance criteria as determined by the Board of Directors and he is also entitled to participate in the Company’s approved stock option plan.  An annual professional development allowance of C$15,000 is also available to Mr. Bunka.

Mr. Bunka is entitled to compensation equal to 2% of the consideration received by the Company from the sale of a subsidiary, excluding certain circumstances. Upon the occurrence of a change of control, subject to certain exemptions, Mr. Bunka will also be entitled to a lump payment of twenty-six times his monthly fee. The termination clause of Mr. Bunka’s contract states that fifteen (15) months notice must be given for terminating his contract without cause or in lieu of such notice a break fee payment equal to fifteen (15) times his monthly fee must be paid.  Both the termination notice period or the break fee in lieu thereof will increase by one month for each year of service completed.

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John Docherty, President.  The Company, via KMSC, has negotiated a three-year renewable executive employment agreement with Mr. John Docherty, effective January 1, 2022 which replaced the historical agreement of similar terms which expired on January 1, 2022.  The base annual compensation payable is C$310,001.28 per year with an annual increase of 1.25 times the annual Canadian inflation rate. A performance bonus equal to 50% of the annual compensation may be payable upon the completion of certain performance criteria as determined by the Board of Directors and he is also entitled to participate in the Company’s approved stock option plan. An annual professional development allowance of C$15,000 is also available to Mr. Docherty.

The agreement for the services of the President also include the following performance incentives: entitlement to compensation equal to 2% of the consideration received by the Company from the sale of a subsidiary, excluding certain circumstances. Upon the occurrence of a change of control, subject to certain exemptions, Mr. Docherty will also be entitled to a lump payment of twenty-one (21) times his monthly fee.  The termination clause of Mr. Docherty’s contract states that twelve (12) months notice must be given for terminating his contract without cause or in lieu of such notice a break fee payment equal to twelve (12) times his monthly fee must be paid.  Both the termination notice period or the break fee in lieu thereof will increase by one month for each year of service completed.

Greg Downey, Chief Financial Officer.  On April 15, 2021, the Company, via KMSC, entered into an employment contract with Mr. Downey providing annual compensation of C$144,000 with a 10% annual increase. A performance bonus equal to 50% of the annual compensation may be payable upon the completion of certain performance criteria as determined by the Board of Directors and he is also entitled to participate in the Company’s approved stock option plan. An annual professional development allowance of C$5,000 is also available to Mr. Downey.   Further the agreement also provides that:  (i) compensation in the amount of sixteen times the monthly salary shall be payable upon the completion of any change of control, excluding circumstances where such change of control was necessitated due to financial distress; and (ii) compensation in the amount of 1% of any consideration provided by a purchaser of an affiliate of KMSC is issuable upon the sale of an affiliate, excluding circumstances where such sale was necessitated due to financial distress.  The contract specifies that termination without cause clause would result in eight (8) months’ pay in lieu of notice.

Allan Spissinger, Former Chief Financial Officer.  On December 1, 2019 the Company and Mr. Spissinger, replaced the Management Services Agreement, as amended, made with Mr. Spissinger’s company, M & E Services Ltd., with a new Management Services Agreement having a term that ends June 1, 2021 (the “ME Agreement”).  The initial compensation issued pursuant to the ME Agreement was a monthly fee of CAD$11,197.44.  Mr. Spissinger is also compensated by way of an independent contractor agreement between M & E Services Ltd. and the Company’s subsidiary Lexaria Nicotine LLC (the “Nicotine Agreement”) whereby pursuant to the terms of the Nicotine Agreement, the initial compensation issued was monthly fee of CAD$2,400.  Both the ME Agreement and Nicotine Agreement are subject to an annual increase of 1.25x the prior calendar rate of inflation as published by the Bank of Canada and accordingly, commencing on March 1, 2020, the aggregate monthly fee was raised to CAD$13,996.80 per month.  The ME Agreement and Nicotine Agreement terminated on June 1, 2021.

All compensation paid pursuant to the above-noted agreements that is paid in Canadian currency but reported in US currency is calculated using the Bank of Canada interbank rate as at the last day of the applicable month.

There are no arrangements or plans in which we provide pension, retirement or similar benefits for our executive officers, except that our executive officers may receive stock options at the discretion of our Board of Directors.

Compensation Discussion and Analysis

Our Philosophy on Compensation

At Lexaria, our goal is to positively impact human health and lifestyles through consumer and pharmaceutical products that reduce onset times, reduce dosage quantities, provide healthier administration methods and minimize severe side effects though the incorporation of Lexaria’s patented DehydraTECH technology.  In order to accomplish this goal, we must attract, engage and retain highly qualified individuals who are able, due to our small size, to fulfill a broad range of business development responsibilities, while also creating long-term shareholder value and embracing Lexaria’s core values of innovation, high-performance and expertise.  Our compensation incentives are designed to align our goals with the long-term interests of our shareholders and partners.

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Objectives

When determining compensation payable to our Named Executive Officers, Lexaria considers the following:

Relationship between individual efforts and company performance: We reinforce a high-performance culture by linking annual bonuses payable to our executive officers with company performance. These performance-based milestone bonuses are dependent on the successful completion or partial completion of certain corporate objectives approved by the Board of Directors. These corporate objectives encompass a broad spectrum of improvement, including, advancements in Lexaria’s technology as evidenced through patents granted or successful results from clinical trials and/or research studies, material financings or strategic partnerships and increased share value.

Attract and retain talented executives: Compensation opportunity is market competitive and reflects the level of job impact and responsibilities. Retention of talent is an important factor in the milestones set for our performance milestones.

Consider shareholder input: Management and the Compensation Committee consider the results of our say-on-pay vote and other sources of shareholder feedback when considering the executive compensation payments.

Say-on-Pay Results for 2022

The last shareholder advisory vote on the executive compensation was provided at the 2022 annual meeting of shareholders whereby the executive compensation described in the Named Executive Officer’s employment and/or consulting agreements was approved by a vote of 93.52% with the next shareholder advisory vote being scheduled for our 2025 annual shareholder meeting.  As the shareholders had indicated to the Company, by way of their substantial vote in favour, that the compensation being provided to the Named Executive Officers was acceptable and approved, the Company has maintained the forms of compensation as detailed in the above noted employment/consultant agreements.

Compensation Committee’s Processes and Analyses

Setting Compensation

Due to the small size of Lexaria, the Chief Executive Officer and the President consider the business objectives and goals of the Company for the ensuing calendar year and provide recommendations to the Compensation Committee for the establishment of performance milestones for the Company’s executives and other key employees which will assist in the accomplishment of such objectives and goals at a high level of success.  For example, while it may be considered that the completion of three research studies in a year with successful results is achievable, the CEO and President would submit recommendations that the performance milestone to be obtained in order to receive a bonus would be the completion of four research studies in a year with successful results, thus reflecting the core values of innovation, high-performance and expertise.

The Compensation Committee then considers the recommendations of the CEO and President and independently accepts, rejects or amends them, as they deem appropriate, based on their internal discussions, research and/or consultation with the Company’s outside lawyers, accountants or any third party consultants.

Payment of Bonus Compensation Based on Success of Performance Milestones

At the end of the calendar year, or shortly thereafter, the CEO and President provide the Compensation Committee with a summary of the Company’s overall performance, specifically with consideration to the performance milestone criteria previously established.  The Compensation Committee then considers the Company’s overall performance and considers whether the applicable performance milestones have been successfully accomplished in their entirety, or if not, to what extent such accomplishments have been successful.  Based on such determination, the rate of the performance milestone payable is calculated, being no greater than 50% of the annual salary of the CEO, President and CFO, respectively.

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Competitive Pay Assessment

In 2019, the Chief Executive Officer and President entered into three year contracts whereby, at that time, the Company with the assistance of its legal counsel and after reviewing other Canadian Securities Exchange listed corporations of similar size established the annual salary for such executives (the “Base Salary”).  The Base Salary is increased annually by an amount that is equal to 1.25 times the inflation rate as published by the Bank of Canada (the “Annual Increase”).  Since the initial pay negotiation, the CEO and President have not received any salary pay increases other than the Annual Increase and the current 2022 Agreements with Messrs. Bunka and Docherty carries over the originally negotiated Base Salary, only reflecting the incremental increases resulting from the Annual Increase that occurred since 2020.

Components of our Compensation

Our 2022 executive compensation was composed of three components:

•	Base salary;
•	Cash bonus (performance milestone, subsidiary sale and change of control); and
•	Equity compensation, namely stock options.

Base Salary

As noted under Employment and Consulting Agreements and Competitive Pay Assessment above, each of our Named Executive Officers receives a Base Salary that is increased pursuant to the Annual Increase formula.

Cash Bonus – Performance Milestone

As noted under Employment and Consulting Agreements and above, each of our Named Executive Officers has certain performance milestone goals set for them pursuant to the successful completion of which they are paid a bonus of not more than 50% of their Base Salary.

For the calendar year ended December 31, 2021, the Performance Based Incentives established by the Compensation Committee focused on the advancement of the Company’s intellectual property through the completion of the Company’s planned research studies by the end of calendar 2021 with at least 80% of the number of such studies demonstrating statistically significant improvements in active pharmaceutical ingredient absorption and/or performance, the commercial success of the Company by way of the completion of a strategic commercial transaction, the accomplishment of financial performance metrics, obtaining a minimum share price of $15.00 and completing a successful financing of $5 million or more, without negative effects to shareholders.  The Compensation Committee then presented the milestones and timeframes for the completion of same to the independent Board for approval.  The approved milestones and timeframes then set a basis for the compensation payable pursuant to the Performance Based Incentives to the Named Executive Officers, with such payments being made by March 31, 2022.  All of the milestones established for the payment of Performance Milestone Incentives contained a high level of difficulty to achieve due to various unpredictable outside factors, including supply and service restrictions associated with Covid 19, regulatory approvals, shareholder approvals, ethics board approvals and stock market uncertainty.

For the calendar year ended December 31, 2022, the Performance Based Incentives established by the Compensation Committee continued to focus on the advancement of the Company’s intellectual property through the completion of the Company’s planned in vivo efficacy studies by the end of calendar 2022 with the majority demonstrating statistically significant improvements in active pharmaceutical ingredient absorption and/or performance, and the completion of certain milestones associated with the Company’s IND filing.  As well, commercial success metrics were established for the completion of a strategic commercial transaction, the earning of revenues from our manufacturing sales, completing a successful financing of $10 million or more, without negative effects to shareholders and meeting certain financial performance metrics.  The Compensation Committee then presented the milestones and timeframes for the completion of same to the independent Board for approval.  The approved milestones and timeframes then set a basis for the compensation payable pursuant to the Performance Based Incentives to the Named Executive Officers, with such payments being made by March 31, 2023.  All of the milestones established for the payment of Performance Milestone Incentives contained a high level of difficulty to achieve due to various unpredictable outside factors, including supply and service restrictions associated with Covid-19, regulatory approvals, shareholder approvals, ethics board approvals and stock market uncertainty.

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Subsequent to the 2022 calendar year and in light of the achievements made by the Company despite the global market conditions, the Compensation Committee decided to issue a single discretionary cash bonus to the Company’s executive officers in lieu of the Performance Based Incentives.

Cash Bonus – Affiliate Sale

With respect to the compensation to be issued to the Named Executive Officers for the sale of an affiliate of the Company, it was determined that compensation for these transactions was justified as the sale of an affiliate, (or the material assets of an affiliate), was deemed to represent the development of a strategic asset, namely a subsidiary representing a branch of the Company’s technology, that became a desirable acquisition for an established company which would result in significant cash revenue for the Company.  The ability of a successful completion of an affiliate sale is subject to several outside factors that require mitigation by the Named Executive Officers, namely, shareholder approvals, valuations, regulatory filings and approvals, negotiation of the terms of the sale, tax considerations and cross border legal considerations for both the Company and the acquiring party.  It is anticipated that any such affiliate sale would require active and dedicated contributions from the Named Executive Officers for between three to six months.

Cash Bonus – Change of Control

With respect to compensation provided to the Named Executive Officers in the circumstances of a change of control, this payment may only be made if such change of control was not necessitated due to the Named Executive Officer failing to act in the best interests of the Company, resulting in the Company becoming financial distressed.  Compensation for a change of control is provided to the Named Executive Officers as it is considered that such change of control will be linked to Lexaria being taken over by a larger successful company, thus creating increased value for its shareholders.  A change of control will be triggered if any of the following events occurs:

(a)

If any individual, partnership, company, society, or other legal entity (a “Person”), alone or together with any other Persons with whom it is acting jointly or in concert, becomes the beneficial owner of, or acquires the power to exercise control or direction over, directly or indirectly, such securities (or securities convertible into, or exchangeable for, securities) entitled to more than fifty percent (50%) or more of the votes exercisable by holders of the then-outstanding securities generally entitled to vote for the election of directors (“Voting Stock”) of the Company or if any Persons that previously were not acting jointly or in concert commence acting jointly or in concert and together beneficially own, or have the power to exercise control or direction over, securities entitled to more than fifty percent (50%) or more of the votes exercisable by holders of Voting Stock, or have rights of conversion which, if exercised, would permit such Persons to own or control such a percentage of votes;

(b)

The Company is merged, amalgamated or consolidated into or with another Person and, as a result of such business combination, a Person who previously held securities representing less than fifty percent (50%) of the votes exercisable by the holders of the Voting Stock of the Company, either alone or together with any other persons with whom it is acting jointly or in concert, is now, either alone or together with any other persons with whom it is acting jointly or in concert, entitled to hold more than fifty percent (50%) of the votes, exercisable by holders of the Voting Stock of the Company or of such Person into which the Voting Stock of the Company has been converted;

(c)

The capital of the Company is reorganized and a Person, together with any other persons with whom it is acting jointly or in concert, which previously held securities representing less than fifty percent (50%) of the votes exercisable by the holders of the Voting Stock of the Company, now as a result of such reorganization, holds securities entitled to more than fifty percent (50%) of the votes exercisable by the holders of the Voting Stock of the Company;

(d)

The Company sells or otherwise transfers all or substantially all of its assets to another Person and a Person, together with any other persons with whom it is acting jointly or in concert, which previously held securities representing less than fifty percent (50%) of the votes exercisable by the holders of the Voting Stock of the Company, now as a result of such sale or transfer, holds securities entitled to more than fifty percent (50%) of the votes exercisable by the holders of the Voting Stock of the Company; or

(e)

During any period of two consecutive years, individuals who at the beginning of any such period constitute the directors of the Company or constitute the directors of the sole shareholder of the Company, cease for any reason to constitute at least a majority thereof.

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Equity Compensation

Equity compensation, namely through the issuance of stock options, to the Named Executive Officers is typically considered in conjunction with each of the Company’s Directors, employees and, if applicable, consultants.  Accordingly, the executive officers review the allotment and value of options currently issued by the Company to its team members and then consider the contributions made by each of the Company’s team members during the year.  The executive officers then present their suggested option issuance allotment to the independent Board of Directors along with an explanation for such suggested allotments for their review and consideration.  After any adjustments are made to the option issuance allotment pursuant to the feedback provided by the independent Board of Directors, the full Board of Directors will then authorize and approve the stock options issuances.  While there are no formalized practices in place with respect to the timing of option issuances, the Company uses its best efforts to refrain from issuing stock options until any material non-public information has been released.  Lexaria uses equity compensation as a further means to align the interests of its Named Executive Officers with those of its shareholders.

Compensation Plans

As of August 31, 2022, we had one active equity compensation plan, a summary of which follows:

Lexaria Bioscience Corp. Equity Incentive Plan (the “Incentive Plan”)

On May 1, 2019, the Board of Directors approved the Incentive Plan which was subsequently approved by the Lexaria shareholders on June 20, 2019 at the Company’s annual and special meeting.  The Incentive Plan permits grants of incentive stock options, nonstatutory stock options, restricted stock, restricted stock units, and stock appreciation rights (collectively the “incentive securities”) to purchase a maximum of 261,290 common shares, on a post reverse stock split basis, of authorized but unissued or reacquired common stock based on 10% of Lexaria’s issued share capital as at May 3, 2019, being the record date of the 2019 shareholder meeting and subject to adjustment for stock splits or consolidations.  On June 28, 2021, the shareholders of the Company approved an increase to the maximum number of incentive securities that could be issued under the Incentive Plan so that the Company was authorized to issue up to 510,433 incentive securities, representing 10% of the issued share capital as at the record date of the Company’s 2021 shareholder meeting.  The purchase price per share deliverable upon the exercise of an incentive security granted under the Incentive Plan shall be determined by the Board of Directors at the time of grant of such incentive security but cannot be less than one hundred percent (100%) of the fair market value per share on the date of the incentive security grant.  Further incentive securities issued to persons who own ten percent (10%) of the voting power of all classes of stock of the Company or any of its subsidiaries, shall bear an exercise price of no less than one hundred ten percent (110%) of the fair market value of the Company’s shares on the date of grant. Incentive securities granted under the Incentive Plan shall expire on such date as determined by the Board of Directors and set forth in the applicable award agreement, provided, that such date shall not be later than (10) ten years after the date on which the incentive security is granted and, in the case of recipients who hold more than ten percent (10%) of the voting power of all classes of stock of the Company or any of its subsidiaries, such date shall not be more than five (5) years from the date on which the incentive security is granted.

Eligible participants to the Incentive Plan shall include Directors, officers, employees and consultants of Lexaria and of Lexaria’s affiliates.  Vesting provisions may be placed on incentive security issuances at the discretion of the Board of Directors, taking into consideration the length of service of the recipient and the number of incentive securities granted.  Specifically, options shall typically terminate on the earlier of:  (i) the expiry date; (ii) one year after disability or death of the optionee; or (iii) three months after termination of the optionee’s services to Lexaria or an affiliate of Lexaria.  As at the Record Date, there are currently 474,436, issued and unexercised options under the Incentive Plan with an allowable 35,997 options available for issuance.  Pursuant to Proposal 4, the Company is seeking shareholder approval to amend the Incentive Plan to increase the maximum number of securities issuable under the incentive plan from 510,433 securities to an amount equal to 10% of the issued share capital of the Company as at May 31, 2023.  In addition to the Company seeking shareholder approval to increase the maximum number of securities issuable under the Incentive Plan, the Company is also seeking shareholder approval, pursuant to Proposal 5, to allow for an evergreen formula that would result in an automatic annual increase to the number of securities issuable under the Incentive Plan to an amount equal to no more than 10% of the issued share capital.

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Other Forms of Compensation

Lexaria does not provide any benefits associated with pension, retirement, RRSP matching, gym membership, car allowance, extended health, dental or life insurance plans for its Named Executive Officers.

Outstanding Equity Awards at Fiscal Year-End

The following table sets forth for each Named Executive Officer certain information concerning the outstanding equity awards as of August 31, 2022:

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END
	OPTION AWARDS					STOCK AWARDS
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price (US$)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested (#)
Christopher Bunka	26,000 23,334 15,000 30,000	- - - -	- - - -	5.83 7.08 6.23 2.91	04/26/2026 06/08/2026 09/01/2026 08/29/2027	- - - -	- - - -	- - - -	- - - -
John Docherty	13,334 18,000 18,334 15,000 30,000	- - - - -	- - - - -	9.60 5.31 7.08 6.23 2.91	04/23/2025 04/26/2026 06/08/2026 09/01/2026 08/29/2027	- - - - -	- - - - -	- - - - -	- - - - -
Gregory Downey	8,000 5,000 8,000 10,000 11,000	4,000 - - - -	- - - - -	5.04 5.31 7.08 6.23 2.91	04/15/2026 04/26/2026 06/08/2026 09/01/2026 08/29/2027	- - - -	- - - -	- - - -	- - - -

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Compensation of Directors

The following compensation was provided to the Directors of Lexaria who are not also Named Executive Officers during the fiscal year ended August 31, 2022:

Name	Fees earned or paid in cash (US$)	Stock Awards ($)	Option Awards (US$)(1)(2)	Non- Equity Incentive Plan Compensation ($)	Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total (US$)
Nicholas Baxter	$34,487	Nil	$6,952	Nil	Nil	Nil	$41,039
William (Ted) McKechnie	$40,615	Nil	$6,952	Nil	Nil	Nil	$47,567
Albert Reese Jr.	$28,272	Nil	$13,612	Nil	Nil	Nil	$41,783

(1)

The fair value of the stock options awarded was estimated using the Black-Scholes pricing model with the following assumptions:  expected volatility of 98%-119%, risk–free interest rate of 0.75%-3.3%, expected life of 5 years, and dividend yield of 0.0%.

Each independent Director entered into a Board of Director Services Agreement with the Company whereby they are paid $30,000 annually as compensation for their director services, $5,000 annually as compensation for their committee services and $5,000 annually as compensation for acting as the Chair on any committee.  In addition, each independent director receives an annual stock option allotment of 5,000 options.  There are no arrangements or plans in which we provide pension, retirement or similar benefits for our independent Directors, except that they may receive additional stock options at the discretion of our Board of Directors.

Securities Authorized for Issuance under Equity Compensation Plans

We have no long-term incentive plans other than the incentive plans described below.

Equity Compensation Plan Information

The following table sets forth certain information concerning all equity compensation plans previously approved by shareholders and all previous equity compensation plans not previously approved by shareholders, as of the most recently completed fiscal year ended August 31, 2022.

EQUITY COMPENSATION PLAN INFORMATION
Plan category	# of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted- average exercise price of outstanding options, warrants and rights	# of securities available for issuance under equity compensation plans (excluding securities in column (a))
Equity compensation plans not approved by shareholders	Nil	Nil	Nil
Equity compensation plans approved by shareholders:
Equity Incentive Plan	424,836	5.70	85,597
Total	424,836	5.70

Purchases of Equity Securities by the Issuer and Affiliated Purchasers

We did not purchase any of our common shares or other securities during our fiscal year ended August 31, 2022.

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Transactions with Related Persons and Related Person Transaction Policy

No Director, executive officer, shareholder holding at least 5% of shares of our common stock, or any family member thereof, had any material interest, direct or indirect, in any transaction, or proposed transaction since the beginning of the year ended August 31, 2022, in which the amount involved in the transaction exceeded or exceeds the lesser of $120,000 or one percent of the average of our total assets at the year-end for the last two completed fiscal years.

Under our Code of Ethics, our senior financial officers are required to act with honesty and integrity, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships.  In addition, our Audit and Finance Committee Charter provides that the Audit and Finance Committee will be responsible for the review of any related-party transactions.

Anti-Hedging Policy

We have not established any sort of anti-hedging policy that would prohibit our executive officers and Directors from hedging the economic interest of their stock ownership and holding shares of the Company’s common stock in a margin account or pledging shares as collateral for a loan.

Employment Agreements

For information regarding compensation for our executive officers and Directors, see “Summary Compensation” beginning on page 15.

Fees Paid to Our Independent Registered Public Accounting Firm

Audit Fees

Davidson & Company LLP has acted as our independent registered public accounting firm since 2016.  The aggregate fees billed for the most recently completed fiscal years ended August 31, 2022 and August 31, 2021 for professional services rendered by the principal accountant and to others for the provision of specialized advice for the audit of our annual financial statements and review of the financial statements included in our quarterly reports on Form 10-Q and services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for these fiscal periods were as follows:

	Year Ended
	August 31, 2022	August 31, 2021
Audit Fees	$86,975	$73,733
Audit Related Fees	$25,521	$18,458
Tax Fees	-
All Other Fees	-	-
Total	$112,496	$92,191

Audit fees consist of fees billed for professional services rendered for the audits of our financial statements, reviews of our interim financial statements included in quarterly reports, services performed in connection with filings with the SEC and related comfort letters and other services that are normally provided by Davidson & Company LLP for the fiscal years ended August 31, 2022 and August 31, 2021 in connection with statutory and regulatory filings or engagements.

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Davidson & Company LLP advised the Company that it would not be standing as its independent registered public accounting firm subsequent to the 2022 fiscal year end audit.  Accordingly, upon the review of the Audit and Finance Committee of potential accounting firms, it was determined to approve MaloneBailey LLP as the incumbent accounting firm to replace Davidson & Company LLP, which selection was then further approved by the Board as a whole.  The Company filed a Form 8-K on November 28, 2022, providing the details required under Item 4.01 for Changes in Registrant’s Certifying Accountant to reflect the resignation of Davidson & Company LLP and the appointment of MaloneBaily LLP.  MaloneBailey LLP will be submitted to the shareholders for ratification as to its continued appointment under Proposal 2 located at page 25.

Audit related Fees

Audit related fees consist of fees billed for assurance and related services by Lexaria’s principal accountants for the fiscal years ended August 31, 2022 and August 31, 2021 in connection with statutory and regulatory filings or engagements.

Tax Fees

Tax fees consist of fees billed for professional services for tax compliance, tax advice and tax planning. These services include assistance regarding federal, state and local tax compliance and consultation in connection with various transactions and acquisitions.

All Other Fees

We did not use Davidson & Company LLP for financial information system design and implementation. These services, which include designing or implementing a system that aggregates source data underlying the financial statements or generates information that is significant to our financial statements, are provided internally or by other service providers.

Effective May 6, 2003, the SEC adopted rules that require that before our independent auditors are engaged by us to render any auditing or permitted non-audit related service, the engagement be:

•	approved by our audit committee; or

•	entered into pursuant to pre-approval policies and procedures established by the Board of Directors, provided the policies and procedures are detailed as to the particular service, the Board of Directors is informed of each service, and such policies and procedures do not include delegation of the Board of Directors’ responsibilities to management.

Our Board of Directors pre-approves all services provided by our independent auditors. All of the above services and fees were reviewed and approved by the Board of Directors either before or after the respective services were rendered.

Our Board of Directors has considered the nature and amount of fees billed by our independent auditors and believes that the provision of services for activities unrelated to the audit is compatible with maintaining our independent auditors’ independence.

PROPOSALS FOR SHAREHOLDER VOTE

Proposal 1

Election of Directors

Our Board of Directors has nominated the persons previously named under Director Nominees as candidates for Directors at the Meeting. These nominees are all of our current Directors and information regarding their expertise is provided under the Director Nominees section.  Unless otherwise directed, the proxy holders will vote the proxies received by them for the election of:  Christopher Bunka, John Docherty, Ted McKechnie, Nicholas Baxter, Albert Reese Jr. and Catherine C. Turkel.

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Each Director who is elected will hold office until the next Meeting of Shareholders and until their successor is elected and qualified. Any Director may resign their office at any time and may be removed at any time by the majority of votes of the shareholders given at a special meeting of our shareholders called for that purpose.

Our Board of Directors recommends that you vote FOR the nominees.

Proposal 2

Ratification of the Continued Appointment of the Independent Registered Public Accounting Firm

Our Audit and Finance Committee has directed our Board of Directors to ask our shareholders to ratify the continued appointment of MaloneBailey LLP, as our independent registered public accounting firm for the fiscal year ending August 31, 2023 at a remuneration to be fixed by the Board.  MaloneBailey LLP was first appointed in November 2022 by the Company as its independent registered public accounting firm to replace Davidson & Company LLP after they advised that they would not be standing for re-appointment, all as previously disclosed in a Form 8-K filed by the Company on November 28, 2022.

Shareholder ratification of the continued appointment of MaloneBailey LLP is not required under Nevada corporate law or pursuant to our bylaws.  However, our Board of Directors is submitting the continued appointment of MaloneBailey LLP as our independent registered public accounting firm to our shareholders for ratification as a matter of corporate practice. If our shareholders fail to ratify the continued appointment, our Board of Directors will reconsider whether or not to retain the firm. Even if the appointment is ratified our Board of Directors, in its discretion, may direct the appointment of a different independent registered public accounting firm at any time during the year if our Board of Directors determines that such a change would be in the best interest of our Company and our shareholders.

Representatives of MaloneBailey LLP are not expected to be present at the Meeting. However, we will provide contact information for MaloneBailey LLP to any shareholders who would like to contact the firm with questions and the firm will be expected to respond to any appropriate questions; however if representatives from MaloneBailey LLP are present at the Meeting, they will have an opportunity to make a statement if they desire to do so.

Unless otherwise directed, the proxy holders will vote the proxies received by them for the ratification of the continued appointment of MaloneBailey LLP as our independent registered public accounting firm for the fiscal year ending August 31, 2023.

At the Meeting the shareholders entitled to vote who are present in person or via proxy will be asked to approve the following resolution by a simple majority:

“RESOLVED THAT the continued appointment of MaloneBailey LLP as our independent registered public accounting firm is ratified, approved and confirmed and that the remuneration be fixed by the Board.”

Our Board of Directors recommends that you vote FOR the ratification of the continued appointment of MaloneBailey LLP as our independent registered public accounting firm as our auditors for the fiscal year ending August 31, 2023 at a remuneration to be fixed by the Board.

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Proposal 3

Approval to Reprice Issued Stock Options

Introduction

Lexaria Bioscience Corp. is a start up biotechnology company that focuses on using its cash revenues towards advancing the research and development of its DehydraTECH patented technology.  In order to preserve these cash revenues for its research and development, the Company has used incentive equity, namely through the issuance of stock options, to engage and retain its team members.  The Company believes that equity compensation is key to linking pay to performance as it encourages team members to work toward the Company’s success and aligns their interests with those of the Company’s stockholders by providing them with a means by which they can benefit from increasing the value of the Company’s stock.

Events over the past two years have driven the US stock markets into a bear market, with key contributors being uncertainty over Covid-19 recovery, inflation rates, Russian aggression towards the Ukraine and a dramatic change in monetary policy by the Federal Reserve.  These events have resulted in the fair market value of the Company’s shares being greatly reduced and failing to reflect the successes and the hard work associated with our Company’s achievements during the same period of time.  In addition, businesses in Canada, where the head office of the Company is located, are facing an unprecedented labour shortage, where recruiting and retaining skilled employees is becoming one of the largest obstacles.  Our 52 week high/low is $4.83/$1.80 with our highest closing price over the past 52 weeks being $4.06 on April 19, 2022.  As at the Record Date our common stock had a closing price of $xx.  Although the Company believes that stock options are an important component of the Company’s compensation program, the underwater options may be perceived by their holders as having little or no incentive and retention effect due to the difference between the exercise prices and the current stock price.

On March 1, 2023, the Board of Directors approved, subject to the approval of the stockholders at the Meeting, the one-time option repricing (the “Option Repricing”) of the options noted below (the “Eligible Options”) which are held by executive officers, independent directors, employees and consultants.  The Eligible Options would have their exercise price amended to be the greater of (x) $3.00, or (y) one hundred and ten percent (110%) of the volume weighted average per share closing price of the Company’s common stock on the Nasdaq Capital Market for the ten (10) trading days ending on and including May 9, 2023, rounded up to the nearest penny (the “Repriced Exercise Price”). In approving the Option Repricing, the Board of Directors considered the impact of the current exercise prices of the stock options on the incentives provided to the optionees, the lack of retention value provided by the current stock options, and the impact of such options on the capital structure of the Company. There would be no other changes to our outstanding options under the Incentive Plan. The Board of Directors has determined that the Option Repricing is in the best interest of the Company and its stockholders in order to restore the incentive and retentive benefit of the affected stock options.

Eligible Options

The Eligible Options are only comprised of options which have an exercise price that is 50% or more than the fair market value of the Company’s shares as at the Record Date, and no other amendment to the Eligible Options, including any respective vesting schedules or expiry dates, is being considered.  As at the Record Date, the Eligible Options held by our Named Executive Officers, our independent Directors as a group and our employees and consultants as a group, are set out in the table below:

Name & Position	# of Stock Options	Exercise Price Range	Fair Market Value as at Record Date(1)	% over FMV
Executive Officers as a Group	164,002	$5.04 - $9.60
• John Docherty, President	64,668	$5.31 - $9.60
• Chris Bunka, CEO	64,334	$5.83 - $7.08
• Greg Downey, CFO	35,000	$5.04 - $7.08
Independent Directors as a Group	20,200	$4.80 - $7.08
All Other Employees & Consultants as a Group	83,767	$5.31 - $7.08
TOTAL	267,969	$4.80 - $9.60

(1)	Fair market value is based on the closing price of the Company’s shares on the Nasdaq Capital Market on March 13, 2023, being the Record Date.

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This table reflects the fair market value as at the Record Date, but if the shareholders agree to reprice the above noted options, it is the intent of the Company to reprice such options to the Repriced Exercise Price as defined above.

As at the Record Date, the aggregate Eligible Options being proposed for repricing represents only 4.3% of the issued share capital on a diluted basis.

Our Named Executive Officers are key persons in the daily management of our Company, with our President and CEO being named inventors on many of our patents forming the intellectual property that our DehydraTECH use and licenses are based upon.  As much of our Company’s cash resources are used to pursue our intellectual property pursuits and studies to verify the efficacy of our drug enhancement technology, we use stock options as a way to incentivize our Named Executive Officers to maintain their commitment to our Company.  Should any of our Named Executive Officers choose to leave our Company for other corporations who (i) either have cash resources enabling them to pay higher salaries or (ii) have equity incentives that are not underwater, our Company would have a difficult time finding a person with parallel skill sets, time commitment and ingenuity to replace such Named Executive Officer.

Our independent Directors provide valuable expertise and advice to the Company and its management for minimal financial compensation.  We are grateful for the commitment that our independent Directors have shown our Company whereby, up until the past few years, such commitment was compensated entirely with stock option issuances.  As noted, much of our Company’s cash resources are used to pursue our intellectual property pursuits and studies to verify the efficacy of same.  As a Nasdaq listed company, we are required to have a board that is comprised of a majority of independent directors.  Should any independent Director view the inability to earn any compensation from our underwater options negatively and choose to pursue a directorship with another public company that has the ability to provide cash or equity compensation, our Company would have a difficult time in attempting to recruit a new independent director to fill the vacancy.

Our employees and consultants are instrumental in the daily operations of the Company and, due to our small size, typically perform a variety of duties for the benefit of the Company.  As there is no benefit for exercising underwater options, the desired incentive that the option was intended to provide is lost on our employees and consultants.  As noted, the current state of the labour market in Canada and particularly the high demand for and low supply of qualified, experienced and dedicated individuals, has become one of the biggest obstacles for companies operating successfully.  Lexaria is dependent on its employees and consultants and wants to ensure that they remain with the Company and do not take the knowledge and skills learned through their involvement with Lexaria to another entity.

The Board of Directors recommends that shareholders indicate their support for the repricing of the Eligible Options in order to assist the Company with maintaining its team members and continuing to provide them with a means of incentivization without having to use cash resources intended for research and development.  If the Option Repricing is approved by the Company’s shareholders the effective date for the Option Repricing will be May 10, 2023, being the day after receipt of such shareholder approval.  Participation in the Option Repricing is not voluntary or discretionary, accordingly, if approved, the exercise price of each Eligible Option will be automatically amended to the Repriced Exercise Price without any actions being required by the holder thereof.

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Alternatives Considered

We considered several alternatives in arriving at our proposal, namely:

•	We could do nothing. We are concerned that if we do not improve the Eligible Option holders’ prospects of receiving long-term value from their options, we will undermine their long-term commitment to us, which in turn could limit our ability to successfully implement our business plan. We will also forgo an opportunity to better align their interests with those of our stockholders.

•	We could issue additional options or other types of equity awards. However, this would result in increasing our overhang of outstanding equity awards and lowering our shares available for future grant under our Incentive Plan, and we believe that adjusting already outstanding options, without extending the term of such options, would better serve the interests of our stockholders.

•	We could conduct an exchange of options of less than one for one as a means of offsetting the increase in value resulting from repricing options. Any exchange proposal would have required compliance with tender offer rules and resulted in added costs, complexities and burdens on our resources.

•	We could instead grant replacement cash incentives, but this would put an undue strain on the Company’s cash resources and could effect our ability to conduct our research program.

Accounting Treatment of the Option Repricing

Under Financial Accounting Standards Codification Topic 718, we will recognize any incremental compensation cost of the Eligible Options subject to the Option Repricing. We believe that the incremental compensation cost will be measured on the Repricing Date, if any, of the fair value of the repriced Eligible Options immediately following the Option Repricing over the fair value of the Eligible Options immediately prior to the Option Repricing.  The Company does not expect that the Option Repricing will have a material impact on its statement of operations.

Certain U.S. Federal Income Tax Consequences

For purposes of the incentive stock option rules, the repricing of an Eligible Option is treated as a new option granted as of the Repricing Date. The rules concerning the federal income tax consequences with respect to options granted pursuant to the Incentive Plan are quite technical. Moreover, the applicable statutory provisions are subject to change, as are their interpretations and applications, which may vary in individual circumstances. Therefore, the following is designed to provide a general understanding of the U.S. federal income tax consequences with respect to such grants. In addition, the following discussion does not set forth any gift, estate, social security or state or local tax consequences that may be applicable and is limited to the U.S. federal income tax consequences to individuals who are citizens or residents of the United States, other than those individuals who are taxed on a residence basis in a foreign country.

Incentive Stock Options

No taxable income is reportable when an incentive stock option is granted or exercised, although the exercise may subject the optionee to the alternative minimum tax or may affect the determination of the optionee’s alternative minimum tax (unless the shares are sold or otherwise disposed of in the same year). If the optionee exercises the option and then later sells or otherwise disposes of the shares acquired more than two years after the grant date and more than one year after the exercise date, the difference between the sale price and the exercise price will be taxed as capital gain or loss. If the optionee exercises the option and then later sells or otherwise disposes of the shares before the end of the two- or one-year holding periods described above, he or she generally will have ordinary income at the time of the sale equal to the fair market value of the shares on the exercise date (or the sale price, if less) minus the exercise price of the option. For purposes of the alternative minimum tax, the difference between the option exercise price and the fair market value of the shares on the exercise date is treated as an adjustment item in computing the optionee’s alternative minimum taxable income in the year of exercise. In addition, special alternative minimum tax rules may apply to certain subsequent disqualifying dispositions of the shares or provide certain basis adjustments or tax credits for alternative minimum tax purposes.

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Non-Qualified Stock Options

No taxable income is reportable when a nonstatutory stock option with a per share exercise price at least equal to the fair market value of a share of the underlying stock on the date of grant is granted to an optionee. Upon exercise, the optionee will recognize ordinary income in an amount equal to the excess of the fair market value (on the exercise date) of the shares purchased over the exercise price of the exercised shares subject to the option. Any taxable income recognized in connection with an option exercise by a service provider of the Company is subject to tax withholding by us. Any additional gain or loss recognized upon any later disposition of the shares would be capital gain or loss to the optionee.

Tax Effect for the Company

We generally will be entitled to a tax deduction in connection with the repriced Eligible Options in an amount equal to the ordinary income realized by the holder at the time the holder recognizes such income (for example, the exercise of a nonstatutory stock option). Special rules limit the deductibility of compensation paid to our Chief Executive Officer and other “covered employees” within the meaning of Code Section 162(m). Under Code Section 162(m), the annual compensation paid to any of these specified service providers will be deductible only to the extent that it does not exceed $1,000,000.

At the Meeting the shareholders entitled to vote who are present in person or via proxy will be asked to approve the following resolution by a simple majority:

“RESOLVED THAT the exercise price of an aggregate 267,969 issued stock options of the Company be repriced to be the greater of:  (x) $3.00, or (y) one hundred and ten percent (110%) of the volume weighted average per share closing price of the Company’s common stock on the Nasdaq Capital Market for the ten (10) trading days ending on and including May 9, 2023, rounded up to the nearest penny, with all other terms and conditions of such stock options, including vesting periods and expiry dates, remaining the same.”

Our Board of Directors recommends a vote in favour for the approval of the repricing of stock options.

Proposal 4

Approval to Amend the Company’s Incentive Plan to Increase

the Maximum Number of Securities Issuable

Overview

The Incentive Plan of the Company was initially approved on June 20, 2019 and was amended and approved on June 28, 2021 by the Company’s shareholders to increase the maximum number of securities issuable under the Incentive Plan to 510,433 to reflect 10% of the then current issued share capital.  Since the date of the last approved amendment, the Company has issued additional shares and accordingly, the Company is seeking shareholder approval to amend the Incentive Plan to increase the maximum number of securities issuable from 510,433 securities to an amount that is equal to 10% of the Company’s issued share capital on May 31, 2023, being the last day of the month in which approval is being requested.  Pursuant to Nasdaq Rules and Section 17 of the Incentive Plan, if this amendment is approved, the Incentive Plan would remain effective for a period of ten years from the date of this meeting.  The amendment to the Incentive Plan if this Proposal 4 is approved is provided in Annex A.

Key Components of the Incentive Plan

A full copy of the Company’s Incentive Plan is attached hereto as Annex C and the Company encourages its shareholders to review the Incentive Plan for full details pertaining to its terms and conditions.  For convenience, the key components of the Incentive Plan are as follows:

•

incentive stock options, nonstatutory stock options, stock appreciation rights (“SARs”), restricted stock and restricted stock units (collectively “Awards”) are issuable to Service Providers, being directors, officers, employees or consultants of the Company;

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•	Awards of options or SARs will have an exercise price of not less than 100% of the fair market value of the Company’s stock on the date of grant;

•	If an option is awarded to a Service Provider who holds more than 10% of the Company’s issued share capital, the options will instead have an exercise price of not less than 110% of the fair market value of the Company’s stock on the date of grant and a maximum term of five years;

•	Adjustments are provided for in the event of a dividend or other distribution (whether in the form of cash, Shares, other securities, or other property), recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase, or exchange of Shares or other securities of the Company, or other change in the corporate structure of the Company affecting the Shares in order to prevent diminution or enlargement of the benefits or potential benefits;

•	Upon a merger or change of control, the Incentive Plan has the following provisions:

o	(A) Awards will be assumed, or substantially equivalent Awards will be substituted, by the acquiring or succeeding corporation (or an affiliate thereof) with appropriate adjustments as to the number and kind of shares and prices; (B) upon written notice, Awards will terminate upon or immediately prior to the consummation of such event; (C) outstanding Awards will vest and become exercisable, realizable, or payable, or restrictions applicable to an Award will lapse, in whole or in part prior to or upon consummation of such event, and, to the extent determined, terminate upon or immediately prior to the effectiveness of such event; (D) (I) the termination of an Award in exchange for an amount of cash and/or property, if any, equal to the amount that would have been attained upon the exercise of such Award or realization of the Participant’s rights as of the date of the occurrence of the transaction (and, for the avoidance of doubt, if as of the date of the occurrence of the transaction the Administrator determines in good faith that no amount would have been attained upon the exercise of such Award or realization of the Participant’s rights, then such Award may be terminated by the Company without payment), or (II) the replacement of such Award with other rights or property; or I any combination of the foregoing.

o	In the event that the successor corporation does not assume or substitute for the Award (or portion thereof), the Award will fully vest and any restrictions will lapse, as applicable. With respect to Awards with performance-based vesting, all performance goals or other vesting criteria will be deemed achieved at one hundred percent (100%) of target levels and all other terms and conditions met.

o	An Award will be considered assumed if, following the event, the Award confers the right to purchase or receive, for each share subject to the Award immediately prior to the event, the consideration (whether stock, cash, or other securities or property) received in the event by stockholders for each share held on the effective date of the transaction.

•

The Incentive Plan has a ten year term, which, if the shareholders approve the current proposal to increase the number of shares issuable under the Incentive Plan, will result in the ten year term re-commencing from the date of this Meeting;

Reasons for the Incentive Plan Amendment

The Incentive Plan is the only compensation plan which the Company has to incentivize, maintain or add qualified employees, consultants, independent directors and executive management.  As an example of such incentivization, the Company recently issued Julian Gangolli, the former President of GW Pharmaceuticals USA, 5,000 options to encourage him to join our team as a consultant, as announced in our news release of January 23, 2023.  This most recent option issuance, along with the Company’s 2023 annual option issuance to its independent directors of 5,000 options each, will result in a balance of only 15,997 options remaining for any future issuances.  This remaining balance will not be enough for the Company to meet its annual option issuance commitment to its independent directors for the following year, nor will it allow for the Company to issue options as an incentive to maintain or add qualified team members.

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In order to attract new people to join the Company, we must compete with compensation packages from other public biotech or pharmaceutical companies that are often far superior to what we can offer due to our limited resources. As well, the Company has an unusually small number of shares issued and outstanding for a company listed on a senior US stock exchange, which in general is in the shareholder’s best interests. Our existing and prospective employees, executives and directors need to be incentivized to work with our Company against a formidable competitive environment from much larger capitalized firms.

The Company is seeking shareholder approval to the change in the maximum aggregate number of shares that may be subject to Awards and issued under the Incentive Plan as noted under 3.(a) of the Incentive Plan, from 510,433 shares to an amount that is equal to 10% of the Company’s issued share capital on May 31, 2023, being the last day of the month in which approval is being requested (the “Amendment”).

Effects of the Incentive Plan Amendment

The Amendment will increase the number of shares issuable pursuant to the grant of Awards, which may have the effect of diluting the earnings per share and book value per share, as well as the stock ownership and voting rights of the holders of the current outstanding shares of common stock.  The effective increase in the number of authorized but unissued shares of common stock which may be issued as Awards under the Incentive Plan may be viewed as having an anti-takeover effect by permitting the issuance of shares to purchasers who might oppose a hostile takeover bid or oppose any efforts to amend or repeal certain provisions of the Company’s Articles of Incorporation or Bylaws.  Holders of common stock have no preemptive or subscription rights.

The Amendment will effect the four (4) independent non-employee directors, two (2) directors who also hold officerships, five (5) employees (including our CFO), and approximately six (6) consultants, who are eligible to receive awards under the Incentive Plan. Eligible persons will receive awards under the Incentive Plan on the basis of furthering the purposes of the Incentive Plan, which are to (a) attract and retain the best available personnel for positions of substantial responsibility; (b) provide additional incentive to employees, directors and consultants, and (c) promote the success of the Company’s business.

New Plan Benefits

All Incentive Plan Awards will be made at the discretion of the Board of Directors and are not currently determinable. The value of the awards granted under the Incentive Plan will depend on a number of factors, including the fair market value of our common stock on future dates, the exercise decisions made by the participants and the extent to which any applicable performance goals necessary for vesting or payment are achieved. Therefore, the benefits and amounts that will be received or allocated under the Incentive Plan are not presently determinable.

At the Meeting the shareholders entitled to vote who are present in person or via proxy will be asked to approve the following resolution by a simple majority:

“RESOLVED THAT the maximum number of securities issuable pursuant to Awards granted under the Incentive Plan be increased to an amount that is equal to 10% of the Company’s issued share capital on May 31, 2023, being the last day of the month in which approval is being requested, be hereby authorized and approved and that Section 3 (a) of the Incentive Plan is hereby authorized and approved to be amended to reflect such increased amount.”

Should the shareholders approve Proposal 4, but not Proposal 5 below, the Company shall only amend the Incentive Plan to increase the maximum number of shares issuable under the Incentive Plan as set out in Annex A.

Our Board of Directors recommends a vote in favour for the approval of the amendment to the Incentive Plan to increase the maximum number of securities issuable pursuant to granted Awards.

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Proposal 5

Approval to Amend the Company’s Incentive Plan to Incorporate an Evergreen Formula

The Company, as a start-up biotechnology company, relies heavily on its ability to issue incentive equity to its team members in order to adequately compensate them for their efforts without having to utilize precious cash resources.  In this regard, the Company is seeking to simplify the process for increasing the maximum number of securities issuable under the Incentive Plan by way of incorporating an evergreen formula.  The proposed evergreen formula would provide that annually, commencing on January 1, 2024, the maximum number of securities issuable under the Incentive Plan be increased to a number equal to ten percent (10%) of the Company’s issued share capital as at December 31 of the proceeding year.  For example, if the Company’s issued share capital is 6,000,000 shares as at December 31, 2023, the evergreen formula would increase the number of securities issuable as follows:

Issued share capital of 6,000,000 x 10% = 600,000

So that for the 2024 calendar year, the maximum number of securities issuable under the Incentive Plan would be 600,000 based on issued share capital of 6,000,000 shares on December 31, 2023.  Pursuant to Nasdaq Rules and Section 17 of the Incentive Plan, the Incentive Plan would remain effective for a period of ten years from the date of this meeting.  After which time the Company would seek shareholder approval to the continuance or replacement of its Incentive Plan.

If the shareholders approve of the evergreen formula, it is the intent of the Company to add it as Section 3 (d) to the Incentive Plan as set out in bold font below and as also provided in Annex B to this proxy circular:

(d) Evergreen Formula. The number of Shares available for issuance under the Plan shall automatically increase on January 1st of each year commencing January 1, 2024 and on each January 1 thereafter until the completion of the term of the Plan (as outlined in Section 17 of the Plan), so that the amount of shares issuable under the Plan will be equal to ten percent (10%) of the total number of Shares outstanding on December 31st of the preceding calendar year.  Notwithstanding the foregoing, the Board may act prior to the first day of any calendar year, to provide that there shall be no increase in the share reserve for such calendar year or that the increase in the share reserve for such calendar year shall be a lesser number of Shares of Common Stock than would otherwise occur pursuant to the preceding sentence.

Material terms of the Company’s Incentive Plan are provided under Proposal 4, with a full copy of the Company’s Incentive Plan being attached hereto as Annex C.  The Company encourages its shareholders to review the Incentive Plan for full details of its terms and conditions.  Annex B provides the intended addition of section 3. (d) of the Company’s Incentive Plan if Proposal 5 approving the inclusion of the evergreen formula is approved.

New Plan Benefits

All Incentive Plan Awards will be made at the discretion of the Board of Directors and are not currently determinable. The value of the awards granted under the Incentive Plan will depend on a number of factors, including the fair market value of our common stock on future dates, the exercise decisions made by the participants and the extent to which any applicable performance goals necessary for vesting or payment are achieved. Therefore, the benefits and amounts that will be received or allocated under the Incentive Plan are not presently determinable.

At the Meeting the shareholders entitled to vote who are present in person or via proxy will be asked to approve the following resolution by a simple majority:

“RESOLVED THAT the addition of an evergreen formula resulting in an increase on January 1 of each year, commencing on January 1, 2024, such that the aggregate number of securities issuable under the Incentive Plan, is equal to ten percent (10%) of the Company’s issued share capital as at December 31 of the proceeding calendar year, is hereby authorized and approved and further that the Incentive Plan be approved to be amended by adding in Section 3 (d), in a form substantially similar to the one provided in Annex B to the Company’s 2023 proxy statement, to reflect such evergreen formula.”

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Our Board of Directors recommends a vote in favour for the approval of the amendment to the Incentive Plan to incorporate an evergreen formula.

Proposal 6

Ratification and Approval of Acts of the Directors

Since the date of the last meeting of shareholders, the Board of Directors have effected transactions, entered into contracts and have completed other lawful acts by and on behalf of the Company.  At the Meeting, the shareholders entitled to vote who are present in person or via proxy will be asked to approve the following resolution by way of a simple majority:

“RESOLVED THAT the lawful acts of the Directors made by and on behalf of the Company and effected since the date of the last shareholders’ meeting are hereby ratified and approved.”

Our Board of Directors recommends a vote in favour for the ratification of the Directors’ lawful acts.

INTEREST OF CERTAIN PERSONS IN MATTERS TO BE ACTED UPON

No Director, executive officer, or nominee for election as a Director of the Company and no associate of any of the foregoing persons has any substantial interest, direct or indirect, by security holding or otherwise, in any matter to be acted upon at the Meeting, except that our directors and executive officers have an interest in the approval of Proposal 3 with respect to the repricing of stock options, Proposal 4 with respect to the proposed amendment to increase the maximum number of shares issuable under the Incentive Plan and Proposal 5 with respect to adding an evergreen formula to the Incentive Plan, as they may receive benefit from such approvals.

“HOUSEHOLDING” OF PROXY MATERIALS

The SEC permits companies and intermediaries such as brokers to satisfy the delivery requirements for proxy statements and Annual Reports with respect to two or more shareholders sharing the same address by delivering a single Proxy Statement or Annual Report, as applicable, addressed to those shareholders. This process, which is commonly referred to as “householding”, potentially provides extra conveniences for shareholders and cost savings for companies.

Although we do not intend to household for our shareholders of record, some brokers household our proxy materials and Annual Reports, delivering a single copy of the Proxy Statement or Annual Report to multiple shareholders sharing an address unless contrary instructions have been received from the affected shareholders. Once you have received notice from your broker that it will be householding materials to your address, householding will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in householding and would prefer to receive a separate copy of the Proxy Statement or Annual Report, or if you are receiving multiple copies of either document and wish to receive only one, please notify your broker. Shareholders who currently receive multiple copies of the Proxy Statement at their address from their brokers and would like to request “householding” of their communications should contact their brokers.

SHAREHOLDER PROPOSALS

Shareholders may submit proposals or director nominations for inclusion by the Company in next year’s proxy statement. For your proposal or director nomination to be considered for inclusion in our proxy statement for next year’s annual meeting, your written proposal must be received by our corporate secretary at our principal executive office no later than 120 days before the anniversary of the release date of this Proxy Statement, unless the date of next year’s annual meeting is changed by more than thirty (30) days from the date of this year’s Meeting.  If the date of next year’s annual meeting is changed by more than thirty (30) days from the date of this year’s Meeting, then the deadline is a reasonable time before the Company begins to print and mail its proxy materials.  After such date, any shareholder proposal will be considered untimely.

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If we change the date of next year’s annual meeting by more than thirty (30) days from the date of this year’s Meeting, then the deadline is a reasonable time before we begin to print and distribute our proxy materials. You should also be aware that your proposal must comply with SEC regulations regarding inclusion of shareholder proposals in company-sponsored proxy materials, and with any provision in our bylaws regarding the same.

Lexaria Bioscience Corp. expects to hold its next annual meeting of shareholders in April 2024 with proxy materials expected to be published in February 2024. Proposals from shareholders intended to be present at the next annual meeting of shareholders should be addressed to Lexaria Bioscience Corp., 100 – 740 McCurdy Road, Kelowna, British Columbia, V1X 2P7, Canada, Attention: Corporate Secretary.  We must receive the proposals by November 14, 2023. Upon receipt of any such proposal, we shall determine whether or not to include any such proposal in the Proxy Statement and proxy in accordance with applicable law. It is suggested that shareholders forward such proposals by Certified Mail-Return Receipt Requested. After November 14, 2023, any shareholder proposal will be considered to be untimely.

As to any proposal that a shareholder intends to present to shareholders other than by inclusion in our proxy statement for our 2024 annual meeting of shareholders, the proxies named in our proxy for that meeting will be entitled to exercise their discretionary voting authority on that proposal unless we receive notice of the matter to be proposed not later than Tuesday, November 14, 2023. Even if proper notice is received on or prior to that date, the proxies named in our proxy for that meeting may nevertheless exercise their discretionary authority with respect to such matter by advising shareholders of that proposal and how they intend to exercise their discretion to vote on such matter, unless the shareholder making the proposal solicits proxies with respect to the proposal to the extent required by Rule 14a-4(c)(2) under the Securities Exchange Act of 1934.

With respect to business to be brought before the Meeting, we have received no notices from our shareholders that we were required to include in this proxy statement.

WHERE YOU CAN FIND MORE INFORMATION

We file annual and other reports, proxy statements and other information with the SEC and these documents are available to the public from the SEC’s website located at www.sec.gov.  Additional information regarding our Company and our business activities is available on the SEDAR website located at www.sedar.com and at our Company’s website located at http://www.lexariabioscience.com. Our Company’s financial information is provided in our Company’s audited financial statements and related management discussion and analysis for its most recently completed financial year end may be viewed on the SEDAR website.

SOLICITATION OF PROXIES

This solicitation is made on behalf of the Board of Directors. We will bear the costs of preparing, mailing, online processing and other costs of the proxy solicitation made by the Board of Directors. Certain of our officers and employees may solicit the submission of proxies authorizing the voting of common shares in accordance with the recommendations of the Board of Directors. Such solicitations may be made by telephone, facsimile transmission or personal solicitation. No additional compensation will be paid to such officers, directors or regular employees for such services. We will reimburse banks, brokerage firms and other custodians, nominees and fiduciaries for reasonable out-of-pocket expenses incurred by them in sending proxy material to stockholders.

OTHER MATTERS

Our Board of Directors does not intend to bring any other business before the Meeting and, so far as is known to our Board of Directors, no matters are to be brought before the Meeting except as specified in the Notice of Meeting. If any other matters are properly brought before the Meeting, it is the intention of the persons named on the proxy to vote the common shares represented by the proxy on such matters in accordance with their judgment.

BY ORDER OF THE BOARD OF DIRECTORS

/s/ Christopher Bunka
Christopher Bunka
Chairman of the Board

March 13, 2023

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Annex A

Proposal 4 to approve an increase in the maximum number of shares issuable pursuant to the Company’s Incentive Plan would amend section 3. (a) of the Company’s Incentive Plan to replace section 3. (a) in its entirety with the following:

3. Stock Subject to the Plan.

(a) Stock Subject to the Plan. Subject to the provisions of Section 12 of the Plan, the maximum aggregate number of Shares that may be subject to Awards and sold under the Plan is [insert the value that is 10% of the issued share capital as at May 31, 2023] Shares. The Shares may be authorized but unissued, or reacquired Shares.

Should the shareholders also approve Proposal 5 to incorporate an evergreen formula in the Company’s Incentive Plan, section 3. (a) would be further amended as follows:

3. Stock Subject to the Plan.

(a) Stock Subject to the Plan. Subject to the provisions of Sections 12 and 3 (d) of the Plan, the maximum aggregate number of Shares that may be subject to Awards and sold under the Plan is [insert the value that is 10% of the issued share capital as at May 31, 2023] Shares. The Shares may be authorized but unissued, or reacquired Shares.

Annex B

Proposal 5 to incorporate an evergreen formula in the Company’s Incentive Plan, if approved, would amend section 3 of the Incentive Plan to add a subsection (d) as follows:

3. Stock Subject to the Plan.

(d)

Evergreen Formula. The number of Shares available for issuance under the Plan shall automatically increase on January 1st of each year commencing January 1, 2024 and on each January 1 thereafter until the completion of the term of the Plan (as outlined in Section 17 of the Plan), so that the amount of shares issuable under the Plan will be equal to ten percent (10%) of the total number of Shares outstanding on December 31st of the preceding calendar year. Notwithstanding the foregoing, the Board may act prior to the first day of any calendar year, to provide that there shall be no increase in the share reserve for such calendar year or that the increase in the share reserve for such calendar year shall be a lesser number of Shares of Common Stock than would otherwise occur pursuant to the preceding sentence.

Annex C

LEXARIA BIOSCIENCE CORP.

EQUITY INCENTIVE PLAN

1. Purposes of the Plan. The purposes of this Plan are:

(a) to attract and retain the best available personnel for positions of substantial responsibility,

(b) to provide additional incentive to Employees, Directors, and Consultants, and

(c) to promote the success of the Company’s business.

The Plan permits the grant of Incentive Stock Options, Nonstatutory Stock Options, Stock Appreciation Rights, Restricted Stock, and Restricted Stock Units.

2. Definitions. As used herein, the following definitions will apply:

(a) “Administrator” means the Board or any of its committees as will be administering the Plan, in accordance with Section (c) of the Plan.

(b) “Applicable Laws” means the requirements relating to the administration of equity-based awards under U.S. state corporate laws, U.S. federal and state securities laws, the Code, any stock exchange or quotation system on which the Shares are listed or quoted and the applicable laws of any foreign country or jurisdiction where Awards are, or will be, granted under the Plan.

(c) “Award” means, individually or collectively, a grant under the Plan of Options, Stock Appreciation Rights, Restricted Stock, or Restricted Stock Units.

(d) “Award Agreement” means the written or electronic agreement setting forth the terms and provisions applicable to each Award granted under the Plan. The Award Agreement is subject to the terms and conditions of the Plan.

(e) “Board” means the Board of Directors of the Company.

(f) “Change in Control” means the occurrence of any of the following events:

(i) Change in Ownership of the Company. A change in the ownership of the Company which occurs on the date that any one person, or more than one person acting as a group (“Person”), acquires ownership of the stock of the Company that, together with the stock held by such Person, constitutes more than 50% of the total voting power of the stock of the Company, except that any change in the ownership of the stock of the Company as a result of a private financing of the Company that is approved by the Board will not be considered a Change in Control; or

(ii) Change in Effective Control of the Company. If the Company has a class of securities registered pursuant to Section 12 of the Exchange Act, a change in the effective control of the Company which occurs on the date that a majority of members of the Board is replaced during any twelve (12) month period by Directors whose appointment or election is not endorsed by a majority of the members of the Board prior to the date of the appointment or election. For purposes of this clause (ii), if any Person is considered to be in effective control of the Company, the acquisition of additional control of the Company by the same Person will not be considered a Change in Control; or

(iii) Change in Ownership of a Substantial Portion of the Company’s Assets. A change in the ownership of a substantial portion of the Company’s assets which occurs on the date that any Person acquires (or has acquired during the twelve (12) month period ending on the date of the most recent acquisition by such person or persons) assets from the Company that have a total gross fair market value equal to or more than 50% of the total gross fair market value of all of the assets of the Company immediately prior to such acquisition or acquisitions. For purposes of this subsection (ii), gross fair market value means the value of the assets of the Company, or the value of the assets being disposed of, determined without regard to any liabilities associated with such assets.

(iv) For purposes of this Section 2(e), persons will be considered to be acting as a group if they are owners of a corporation that enters into a merger, consolidation, purchase, or acquisition of stock, or similar business transaction with the Company.

(v) Notwithstanding the foregoing, a transaction will not be deemed a Change in Control unless the transaction qualifies as a change in control event within the meaning of Code Section 409A, as it has been and may be amended from time to time, and any proposed or final Treasury Regulations and Internal Revenue Service guidance that has been promulgated or may be promulgated thereunder from time to time.

(vi) Further and for the avoidance of doubt, a transaction will not constitute a Change in Control if: (A) its sole purpose is to change the jurisdiction of the Company’s incorporation, or (B) its sole purpose is to create a holding company that will be owned in substantially the same proportions by the persons who held the Company’s securities immediately before such transaction.

(g) “Code” means the Internal Revenue Code of 1986, as amended. Any reference to a section of the Code herein will be a reference to any successor or amended section of the Code.

(h) “Committee” means a committee of Directors or of other individuals satisfying Applicable Laws appointed by the Board, or by the compensation committee of the Board, in accordance with Section (c) hereof.

(i) “Company” means Lexaria Bioscience Corp., a Nevada corporation.

(j) “Consultant” means any person, including an advisor, engaged by the Company or a Parent or Subsidiary to render services to such entity.

(k) “Director” means a member of the Board.

(l) “Disability” means total and permanent disability as defined in Code Section 22(e)(3), provided that in the case of Awards other than Incentive Stock Options, the Administrator in its discretion may determine whether a permanent and total disability exists in accordance with uniform and non-discriminatory standards adopted by the Administrator from time to time.

(m) “Employee” means any person, including officers and Directors, employed by the Company or any Parent or Subsidiary of the Company. Neither service as a Director nor payment of a director’s fee by the Company will be sufficient to constitute “employment” by the Company.

(n) “Exchange Act” means the Securities Exchange Act of 1934, as amended.

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(o) “Exchange Program” means a program under which (i) outstanding Awards are surrendered or cancelled in exchange for Awards of the same type (which may have higher or lower exercise prices and different terms), Awards of a different type, and/or cash, (ii) Participants would have the opportunity to transfer any outstanding Awards to a financial institution or other person or entity selected by the Administrator, and/or (iii) the exercise price of an outstanding Award is reduced or increased. The Administrator will determine the terms and conditions of any Exchange Program in its sole discretion.

(p) “Fair Market Value” means, as of any date, the value of the Shares determined as follows:

(i) If the Shares are listed on any established stock exchange or a national market system, including without limitation the Canadian Securities Exchange (the “CSE”), the New York Stock Exchange, the Nasdaq Global Select Market, the Nasdaq Global Market, the Nasdaq Capital Market of The Nasdaq Stock Market, or the NYSE American, its Fair Market Value will be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on such exchange or system on the day of determination, as reported in The Wall Street Journal or such other source as the Administrator deems reliable Notwithstanding the foregoing, in the event that the Shares are listed on the CSE, for the purposes of establishing the exercise price of any Options, the Fair Market Value shall not be lower than the greater of the closing market price of the Shares on the CSE on (A) the trading day prior to the date of grant of the Options, and (B) the date of grant of the Options;

(ii) If the Shares are regularly quoted by a recognized securities dealer but selling prices are not reported, the Fair Market Value of a Share will be the mean between the high bid and low asked prices for the Shares on the day of determination (or, if no bids and asks were reported on that date, as applicable, on the last trading date such bids and asks were reported), as reported in The Wall Street Journal or such other source as the Administrator deems reliable; or

(iii) In the absence of an established market for the Shares, the Fair Market Value will be determined in good faith by the Administrator.

a. “Incentive Stock Option” means an Option that by its terms qualifies and is otherwise intended to qualify as an incentive stock option within the meaning of Code Section 422 and the regulations promulgated thereunder.

b. “Nonstatutory Stock Option” means an Option that by its terms does not qualify or is not intended to qualify as an Incentive Stock Option.

c. “Option” means a stock option granted pursuant to the Plan.

d. “Parent” means a “parent corporation,” whether now or hereafter existing, as defined in Code Section 424(e).

e. “Participant” means the holder of an outstanding Award.

f. “Period of Restriction” means the period during which the transfer of Shares of Restricted Stock is subject to restrictions and therefore, the Shares are subject to a substantial risk of forfeiture. Such restrictions may be based on the passage of time, the achievement of target levels of performance, or the occurrence of other events as determined by the Administrator.

g. “Plan” means this Equity Incentive Plan.

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h. “Restricted Stock” means Shares issued pursuant to an Award of Restricted Stock under Section 8 of the Plan, or issued pursuant to the early exercise of an Option.

i. “Restricted Stock Unit” means a bookkeeping entry representing an amount equal to the Fair Market Value of one Share, granted pursuant to Section 9. Each Restricted Stock Unit represents an unfunded and unsecured obligation of the Company.

j. “Service Provider” means an Employee, Director, or Consultant.

k. “Share” means a share of the Common Stock, which is intended to qualify as service recipient stock under Treasury Regulation 1.409A-1(b)(5)(iii), as adjusted in accordance with Section 12 of the Plan.

l. “Stock Appreciation Right” means an Award, granted alone or in connection with an Option, that pursuant to Section 1(a)(iv) is designated as a Stock Appreciation Right.

m. “Subsidiary” means a “subsidiary corporation,” whether now or hereafter existing, as defined in Code Section 424(f).

(e) Stock Subject to the Plan.

(b) Stock Subject to the Plan. Subject to the provisions of Section 12 of the Plan, the maximum aggregate number of Shares that may be subject to Awards and sold under the Plan is 510,4331 Shares. The Shares may be authorized but unissued, or reacquired Shares.

(c) Lapsed Awards. If an Award expires or becomes unexercisable without having been exercised in full, is surrendered pursuant to an Exchange Program, or, with respect to Restricted Stock or Restricted Stock Units, is forfeited to or repurchased by the Company due to the failure to vest, the unpurchased Shares (or, for Awards other than Options or Stock Appreciation Rights, the forfeited or repurchased Shares) which were subject thereto will become available for future grant or sale under the Plan (unless the Plan has terminated). With respect to Stock Appreciation Rights, only Shares actually issued pursuant to a Stock Appreciation Right will cease to be available under the Plan; all remaining Shares under Stock Appreciation Rights will remain available for future grant or sale under the Plan (unless the Plan has terminated). Shares that have actually been issued under the Plan under any Award will not be returned to the Plan and will not become available for future distribution under the Plan; provided, however, that if Shares issued pursuant to Awards of Restricted Stock or Restricted Stock Units are repurchased by the Company or are forfeited to the Company due to the failure to vest, such Shares will become available for future grant under the Plan. Shares used to pay the exercise price of an Award or to satisfy the tax withholding obligations related to an Award will become available for future grant or sale under the Plan. To the extent an Award under the Plan is paid out in cash rather than Shares, such cash payment will not result in reducing the number of Shares available for issuance under the Plan.

(d) Share Reserve. The Company, during the term of this Plan, will at all times reserve and keep available such number of Shares as will be sufficient to satisfy the requirements of the Plan.

4. Administration of the Plan.

(a) Procedure. The Plan will be administered by (i) the Board or (ii) a Committee, which Committee will be constituted to satisfy Applicable Laws.

____________________

1 Reflects 30 for 1 post reverse stock split and approved amendment on June 28, 2021

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(b) Powers of the Administrator. Subject to the provisions of the Plan, and in the case of a Committee, subject to the specific duties delegated by the Board to such Committee, the Administrator will have the authority, in its discretion:

(i) to determine the Fair Market Value;

(ii) to select the Service Providers to whom Awards may be granted hereunder;

(iii) to determine the number of Shares to be covered by each Award granted hereunder;

(iv) to approve forms of Award Agreements for use under the Plan;

(v) to determine the terms and conditions, not inconsistent with the terms of the Plan, of any Award granted hereunder. Such terms and conditions include, but are not limited to, the exercise price, the time or times when Awards may be exercised (which may be based on performance criteria), any vesting acceleration or waiver of forfeiture restrictions, and any restriction or limitation regarding any Award or the Shares relating thereto, based in each case on such factors as the Administrator will determine;

(vi) to institute and determine the terms and conditions of an Exchange Program;

(vii) to construe and interpret the terms of the Plan and Awards granted pursuant to the Plan;

(viii) to prescribe, amend and rescind rules and regulations relating to the Plan, including rules and regulations relating to sub-plans established for the purpose of satisfying applicable foreign laws or for qualifying for favorable tax treatment under applicable foreign laws;

(ix) to modify or amend each Award (subject to Section 18(b) of the Plan), including but not limited to the discretionary authority to extend the post-termination exercisability period of Awards and to extend the maximum term of an Option (subject to Section 6(c));

(x) to allow Participants to satisfy withholding tax obligations in a manner prescribed in Section 13(c)(iv);

(xi) to authorize any person to execute on behalf of the Company any instrument required to effect the grant of an Award previously granted by the Administrator;

(xii) to allow a Participant to defer the receipt of the payment of cash or the delivery of Shares that otherwise would be due to such Participant under an Award; and

(xiii) to make all other determinations deemed necessary or advisable for administering the Plan.

(c) Effect of Administrator’s Decision. The Administrator’s decisions, determinations and interpretations will be final and binding on all Participants and any other holders of Awards.

5. Eligibility. Nonstatutory Stock Options, Stock Appreciation Rights, Restricted Stock, and Restricted Stock Units may be granted to Service Providers. Incentive Stock Options may be granted only to Employees.

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6. Stock Options.

(a) Grant of Options. Subject to the terms and provisions of the Plan, the Administrator, at any time and from time to time, may grant Options in such amounts as the Administrator, in its sole discretion, will determine.

(b) Option Agreement. Each Award of an Option will be evidenced by an Award Agreement that will specify the exercise price, the term of the Option, the number of Shares subject to the Option, the exercise restrictions, if any, applicable to the Option, and such other terms and conditions as the Administrator, in its sole discretion, will determine.

(c) Limitations. Each Option will be designated in the Award Agreement as either an Incentive Stock Option or a Nonstatutory Stock Option. Notwithstanding such designation, however, to the extent that the aggregate Fair Market Value of the Shares with respect to which Incentive Stock Options are exercisable for the first time by the Participant during any calendar year (under all plans of the Company and any Parent or Subsidiary) exceeds one hundred thousand dollars ($100,000), such Options will be treated as Nonstatutory Stock Options. For purposes of this Section 6(b), Incentive Stock Options will be taken into account in the order in which they were granted, the Fair Market Value of the Shares will be determined as of the time the Option with respect to such Shares is granted, and calculation will be performed in accordance with Code Section 422 and Treasury Regulations promulgated thereunder. Subject to adjustment as provided in Section 12, the maximum number of Shares that may be issued upon the exercise of Incentive Stock Options will equal the aggregate Share number stated in Section 3(a), plus, to the extent allowable under Code Section 422 and the Treasury Regulations promulgated thereunder, any Shares that become available for issuance under the Plan pursuant to Section 3(a).

(d) Term of Option. The term of each Option will be stated in the Award Agreement; provided, however, that the term will be no more than ten (10) years from the date of grant thereof. In the case of an Incentive Stock Option granted to a Participant who, at the time the Incentive Stock Option is granted, owns stock representing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or any Parent or Subsidiary, the term of the Incentive Stock Option will be five (5) years from the date of grant or such shorter term as may be provided in the Award Agreement.

(e) Option Exercise Price and Consideration.

(i) Exercise Price. The per Share exercise price for the Shares to be issued pursuant to the exercise of an Option will be determined by the Administrator, but will be no less than one hundred percent (100%) of the Fair Market Value per Share on the date of grant. In addition, in the case of an Incentive Stock Option granted to an Employee who owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the per Share exercise price will be no less than one hundred ten percent (110%) of the Fair Market Value per Share on the date of grant. Notwithstanding the foregoing provisions of this Section 1(a)(i), Options may be granted with a per Share exercise price of less than one hundred percent (100%) of the Fair Market Value per Share on the date of grant pursuant to a transaction described in, and in a manner consistent with, Code Section 424(a).

(ii) Waiting Period and Exercise Dates. At the time an Option is granted, the Administrator will fix the period within which the Option may be exercised and will determine any conditions that must be satisfied before the Option may be exercised.

(iii) Form of Consideration. The Administrator will determine the acceptable form of consideration for exercising an Option, including the method of payment. In the case of an Incentive Stock Option, the Administrator will determine the acceptable form of consideration at the time of grant. Such consideration may consist entirely of: (A) cash; (B) check; (C) promissory note, to the extent permitted by Applicable Laws, (D) other Shares, provided that such Shares have a Fair Market Value on the date of surrender equal to the aggregate exercise price of the Shares as to which such Option will be exercised and provided further that accepting such Shares will not result in any adverse accounting consequences to the Company, as the Administrator determines in its sole discretion; (E) consideration received by the Company under cashless exercise program (whether through a broker or otherwise) implemented by the Company in connection with the Plan; (F) by net exercise, (G) such other consideration and method of payment for the issuance of Shares to the extent permitted by Applicable Laws, or (H) any combination of the foregoing methods of payment. In making its determination as to the type of consideration to accept, the Administrator will consider if acceptance of such consideration may be reasonably expected to benefit the Company.

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(f) Exercise of Option.

(i) Procedure for Exercise; Rights as a Stockholder. Any Option granted hereunder will be exercisable according to the terms of the Plan and at such times and under such conditions as determined by the Administrator and set forth in the Award Agreement. An Option may not be exercised for a fraction of a Share.

(A) An Option will be deemed exercised when the Company receives: (I) notice of exercise (in such form as the Administrator may specify from time to time) from the person entitled to exercise the Option, and (II) full payment for the Shares with respect to which the Option is exercised (together with applicable tax withholding).  Full payment may consist of any consideration and method of payment authorized by the Administrator and permitted by the Award Agreement and the Plan.  Shares issued upon exercise of an Option will be issued in the name of the Participant or, if requested by the Participant, in the name of the Participant and his or her spouse.  Until the Shares are issued (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), no right to vote or receive dividends or any other rights as a stockholder will exist with respect to the Shares subject to an Option, notwithstanding the exercise of the Option.  The Company will issue (or cause to be issued) such Shares promptly after the Option is exercised.  No adjustment will be made for a dividend or other right for which the record date is prior to the date the Shares are issued, except as provided in Section 12 of the Plan.

(B) Exercising an Option in any manner will decrease the number of Shares thereafter available, both for purposes of the Plan and for sale under the Option, by the number of Shares as to which the Option is exercised.

(ii) Termination of Relationship as a Service Provider. If a Participant ceases to be a Service Provider, other than upon the Participant’s termination as the result of the Participant’s death or Disability, the Participant may exercise his or her Option within thirty (30) days of termination, or such longer period of time as is specified in the Award Agreement (but in no event later than the expiration of the term of such Option as set forth in the Award Agreement) to the extent that the Option is vested on the date of termination, except that a Participant dismissed from employment or service for cause shall have his or her Option immediately terminated without any right to exercise same. Unless otherwise provided by the Administrator, if on the date of termination the Participant is not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option will revert to the Plan. If after termination the Participant does not exercise his or her Option within the time specified by the Administrator, the Option will terminate, and the Shares covered by such Option will revert to the Plan.

(iii) Disability of Participant. If a Participant ceases to be a Service Provider as a result of the Participant’s Disability, the Participant may exercise his or her Option within twelve (12) months of termination, or such longer period of time as is specified in the Award Agreement (but in no event later than the expiration of the term of such Option as set forth in the Award Agreement) to the extent the Option is vested on the date of termination. Unless otherwise provided by the Administrator, if on the date of termination the Participant is not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option will revert to the Plan. If after termination the Participant does not exercise his or her Option within the time specified herein, the Option will terminate, and the Shares covered by such Option will revert to the Plan.

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(iv) Death of Participant. If a Participant dies while a Service Provider, the Option may be exercised within twelve (12) months following the Participant’s death, or within such longer period of time as is specified in the Award Agreement (but in no event later than the expiration of the term of such Option as set forth in the Award Agreement) to the extent that the Option is vested on the date of death, by the Participant’s designated beneficiary, provided such beneficiary has been designated prior to the Participant’s death in a form acceptable to the Administrator. If no such beneficiary has been designated by the Participant, then such Option may be exercised by the personal representative of the Participant’s estate or by the person(s) to whom the Option is transferred pursuant to the Participant’s will or in accordance with the laws of descent and distribution. Unless otherwise provided by the Administrator, if at the time of death Participant is not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option will immediately revert to the Plan. If the Option is not so exercised within the time specified herein, the Option will terminate, and the Shares covered by such Option will revert to the Plan.

7. Stock Appreciation Rights.

(a) Grant of Stock Appreciation Rights. Subject to the terms and conditions of the Plan, a Stock Appreciation Right may be granted to Service Providers at any time and from time to time as will be determined by the Administrator, in its sole discretion.

(b) Number of Shares. The Administrator will have complete discretion to determine the number of Shares subject to any Award of Stock Appreciation Rights.

(c) Exercise Price and Other Terms. The per Share exercise price for the Shares that will determine the amount of the payment to be received upon exercise of a Stock Appreciation Right as set forth in Section 7(e) will be determined by the Administrator and will be no less than one hundred percent (100%) of the Fair Market Value per Share on the date of grant. Otherwise, the Administrator, subject to the provisions of the Plan, will have complete discretion to determine the terms and conditions of Stock Appreciation Rights granted under the Plan.

(d) Stock Appreciation Right Agreement. Each Stock Appreciation Right grant will be evidenced by an Award Agreement that will specify the exercise price, the term of the Stock Appreciation Right, the conditions of exercise, and such other terms and conditions as the Administrator, in its sole discretion, will determine.

(e) Expiration of Stock Appreciation Rights. A Stock Appreciation Right granted under the Plan will expire upon the date determined by the Administrator, in its sole discretion, and set forth in the Award Agreement. Notwithstanding the foregoing, the rules of Section 6(c) relating to the maximum term and Section 6(e)(xii)(A)(a)(iii) relating to exercise also will apply to Stock Appreciation Rights.

(f) Payment of Stock Appreciation Right Amount. Upon exercise of a Stock Appreciation Right, a Participant will be entitled to receive payment from the Company in an amount determined by multiplying:

(i) The difference between the Fair Market Value of a Share on the date of exercise over the exercise price; times

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(ii) The number of Shares with respect to which the Stock Appreciation Right is exercised.

At the discretion of the Administrator, the payment upon Stock Appreciation Right exercise may be in cash, in Shares of equivalent value, or in some combination thereof.

8. Restricted Stock.

(a) Grant of Restricted Stock. Subject to the terms and provisions of the Plan, the Administrator, at any time and from time to time, may grant Shares of Restricted Stock to Service Providers in such amounts as the Administrator, in its sole discretion, will determine.

(b) Restricted Stock Agreement. Each Award of Restricted Stock will be evidenced by an Award Agreement that will specify the Period of Restriction, the number of Shares granted, and such other terms and conditions as the Administrator, in its sole discretion, will determine. Unless the Administrator determines otherwise, the Company as escrow agent will hold Shares of Restricted Stock until the restrictions on such Shares have lapsed.

(c) Transferability. Except as provided in this Section 8 or as the Administrator determines, Shares of Restricted Stock may not be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated until the end of the applicable Period of Restriction.

(d) Other Restrictions. The Administrator, in its sole discretion, may impose such other restrictions on Shares of Restricted Stock as it may deem advisable or appropriate.

(e) Removal of Restrictions. Except as otherwise provided in this Section 8, Shares of Restricted Stock covered by each Restricted Stock grant made under the Plan will be released from escrow as soon as practicable after the last day of the Period of Restriction or at such other time as the Administrator may determine. The Administrator, in its discretion, may accelerate the time at which any restrictions will lapse or be removed.

(f) Voting Rights. During the Period of Restriction, Service Providers holding Shares of Restricted Stock granted hereunder may not exercise full voting rights with respect to those Shares, unless the Administrator determines otherwise.

(g) Dividends and Other Distributions. During the Period of Restriction, Service Providers holding Shares of Restricted Stock will be entitled to receive all dividends and other distributions paid with respect to such Shares, unless the Administrator provides otherwise. If any such dividends or distributions are paid in Shares, the Shares will be subject to the same restrictions on transferability and forfeitability as the Shares of Restricted Stock with respect to which they were paid.

(h) Return of Restricted Stock to Company. On the date set forth in the Award Agreement, the Restricted Stock for which restrictions have not lapsed will revert to the Company and again will become available for grant under the Plan.

9. Restricted Stock Units.

(a) Grant. Restricted Stock Units may be granted at any time and from time to time as determined by the Administrator. After the Administrator determines that it will grant Restricted Stock Units, it will advise the Participant in an Award Agreement of the terms, conditions, and restrictions related to the grant, including the number of Restricted Stock Units.

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(b) Vesting Criteria and Other Terms. The Administrator will set vesting criteria in its discretion, which, depending on the extent to which the criteria are met, will determine the number of Restricted Stock Units that will be paid out to the Participant. The Administrator may set vesting criteria based upon the achievement of Company-wide, business unit, or individual goals (including, but not limited to, continued employment or service), or any other basis determined by the Administrator in its discretion.

(c) Earning Restricted Stock Units. Upon meeting the applicable vesting criteria, the Participant will be entitled to receive a payout as determined by the Administrator. Notwithstanding the foregoing, at any time after the grant of Restricted Stock Units, the Administrator, in its sole discretion, may reduce or waive any vesting criteria that must be met to receive a payout.

(d) Form and Timing of Payment. Payment of earned Restricted Stock Units will be made as soon as practicable after the date(s) determined by the Administrator and set forth in the Award Agreement. The Administrator, in its sole discretion, may settle earned Restricted Stock Units in cash, Shares, or a combination of both.

(e) Cancellation. On the date set forth in the Award Agreement, all unearned Restricted Stock Units will be forfeited to the Company.

10. Compliance With Code Section 409A. Awards will be designed and operated in such a manner that they are either exempt from the application of, or comply with, the requirements of Code Section 409A, except as otherwise determined in the sole discretion of the Administrator. The Plan and each Award Agreement under the Plan is intended to meet the requirements of Code Section 409A and will be construed and interpreted in accordance with such intent, except as otherwise determined in the sole discretion of the Administrator. To the extent that an Award or payment, or the settlement or deferral thereof, is subject to Code Section 409A the Award will be granted, paid, settled, or deferred in a manner that will meet the requirements of Code Section 409A, such that the grant, payment, settlement, or deferral will not be subject to the additional tax or interest applicable under Code Section 409A.

11. Leaves of Absence/Transfer Between Locations. Unless the Administrator provides otherwise, vesting of Awards granted hereunder will be suspended during any unpaid leave of absence. A Participant will not cease to be an Employee in the case of (a) any leave of absence approved by the Company or (b) transfers between locations of the Company or between the Company, its Parent, or any Subsidiary. For purposes of Incentive Stock Options, no such leave may exceed three (3) months, unless reemployment upon expiration of such leave is guaranteed by statute or contract. If reemployment upon expiration of a leave of absence approved by the Company is not so guaranteed, then six (6) months following the first (1st) day of such leave, any Incentive Stock Option held by the Participant will cease to be treated as an Incentive Stock Option and will be treated for tax purposes as a Nonstatutory Stock Option.

12. Limited Transferability of Awards. Unless determined otherwise by the Administrator, Awards may not besold, pledged, assigned, hypothecated, or otherwise transferred in any manner other than by will or by the laws of descent and distribution, and may be exercised, during the lifetime of the Participant, only by the Participant. If the Administrator makes an Award transferable, such Award may only be transferred (i) by will, (ii) by the laws of descent and distribution, and (iii) as permitted by all Applicable Laws, to the extent applicable.

13. Adjustments; Dissolution or Liquidation; Merger or Change in Control.

(a) Adjustments. In the event that any dividend or other distribution (whether in the form of cash, Shares, other securities, or other property), recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase, or exchange of Shares or other securities of the Company, or other change in the corporate structure of the Company affecting the Shares occurs, the Administrator, in order to prevent diminution or enlargement of the benefits or potential benefits intended to be made available under the Plan, will adjust the number and class of shares of stock that may be delivered under the Plan and/or the number, class, and price of shares of stock covered by each outstanding Award.

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(b) Dissolution or Liquidation. In the event of the proposed dissolution or liquidation of the Company, the Administrator will notify each Participant as soon as practicable prior to the effective date of such proposed transaction. To the extent it has not been previously exercised, an Award will terminate immediately prior to the consummation of such proposed action.

(c) Merger or Change in Control.

(i) In the event of a merger of the Company with or into another corporation or other entity or a Change in Control, each outstanding Award will be treated as the Administrator determines (subject to the provisions of the following paragraph) without a Participant’s consent, including, without limitation, that (A) Awards will be assumed, or substantially equivalent Awards will be substituted, by the acquiring or succeeding corporation (or an affiliate thereof) with appropriate adjustments as to the number and kind of shares and prices; (B) upon written notice to a Participant, that the Participant’s Awards will terminate upon or immediately prior to the consummation of such merger or Change in Control; (C) outstanding Awards will vest and become exercisable, realizable, or payable, or restrictions applicable to an Award will lapse, in whole or in part prior to or upon consummation of such merger or Change in Control, and, to the extent the Administrator determines, terminate upon or immediately prior to the effectiveness of such merger or Change in Control; (D) (I) the termination of an Award in exchange for an amount of cash and/or property, if any, equal to the amount that would have been attained upon the exercise of such Award or realization of the Participant’s rights as of the date of the occurrence of the transaction (and, for the avoidance of doubt, if as of the date of the occurrence of the transaction the Administrator determines in good faith that no amount would have been attained upon the exercise of such Award or realization of the Participant’s rights, then such Award may be terminated by the Company without payment), or (II) the replacement of such Award with other rights or property selected by the Administrator in its sole discretion; or (E) any combination of the foregoing. In taking any of the actions permitted under this Section 13(b), the Administrator will not be obligated to treat all Awards, all Awards held by a Participant, or all Awards of the same type, similarly.

(ii) In the event that the successor corporation does not assume or substitute for the Award (or portion thereof), the Participant will fully vest in and have the right to exercise all of his or her outstanding Options and Stock Appreciation Rights, including Shares as to which such Awards would not otherwise be vested or exercisable, all restrictions on Restricted Stock and Restricted Stock Units will lapse, and, with respect to Awards with performance-based vesting, all performance goals or other vesting criteria will be deemed achieved at one hundred percent (100%) of target levels and all other terms and conditions met. In addition, if an Option or Stock Appreciation Right is not assumed or substituted in the event of a merger or Change in Control, the Administrator will notify the Participant in writing or electronically that the Option or Stock Appreciation Right will be exercisable for a period of time determined by the Administrator in its sole discretion, and the Option or Stock Appreciation Right will terminate upon the expiration of such period.

(iii) For the purposes of this Section 13(b), an Award will be considered assumed if, following the merger or Change in Control, the Award confers the right to purchase or receive, for each Share subject to the Award immediately prior to the merger or Change in Control, the consideration (whether stock, cash, or other securities or property) received in the merger or Change in Control by holders of Shares for each Share held on the effective date of the transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding Shares); provided, however, that if such consideration received in the merger or Change in Control is not solely common shares of the successor corporation or its Parent, the Administrator may, with the consent of the successor corporation, provide for the consideration to be received upon the exercise of an Option or Stock Appreciation Right or upon the payout of a Restricted Stock Unit, for each Share subject to such Award, to be solely common shares of the successor corporation or its Parent equal in fair market value to the per share consideration received by holders of Shares in the merger or Change in Control.

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(iv) Notwithstanding anything in this Section 13(b) to the contrary, an Award that vests, is earned or paid-out upon the satisfaction of one or more performance goals will not be considered assumed if the Company or its successor modifies any of such performance goals without the Participant’s consent; provided, however, a modification to such performance goals only to reflect the successor corporation’s post-Change in Control corporate structure will not be deemed to invalidate an otherwise valid Award assumption.

(iv) Notwithstanding anything in this Section 13(b) to the contrary, if a payment under an Award Agreement is subject to Code Section 409A and if the change in control definition contained in the Award Agreement does not comply with the definition of “change of control” for purposes of a distribution under Code Section 409A, then any payment of an amount that is otherwise accelerated under this Section will be delayed until the earliest time that such payment would be permissible under Code Section 409A without triggering any penalties applicable under Code Section 409A.

14. Tax Withholding.

(a) Withholding Requirements. Prior to the delivery of any Shares or cash pursuant to an Award (or exercise thereof), the Company will have the power and the right to deduct or withhold, or require a Participant to remit to the Company, an amount sufficient to satisfy federal, state, local, foreign or other taxes (including the Participant’s FICA obligation) required to be withheld with respect to such Award (or exercise thereof).

(b) Withholding Arrangements. The Administrator, in its sole discretion and pursuant to such procedures as it may specify from time to time, may permit a Participant to satisfy such tax withholding obligation, in whole or in part by (without limitation) (i) paying cash, (ii) electing to have the Company withhold otherwise deliverable Shares having a Fair Market Value equal to the minimum statutory amount required to be withheld, (iii) delivering to the Company already-owned Shares having a Fair Market Value equal to the statutory amount required to be withheld, provided the delivery of such Shares will not result in any adverse accounting consequences, as the Administrator determines in its sole discretion, or (iv) selling a sufficient number of Shares otherwise deliverable to the Participant through such means as the Administrator may determine in its sole discretion (whether through a broker or otherwise) equal to the amount required to be withheld. The amount of the withholding requirement will be deemed to include any amount which the Administrator agrees may be withheld at the time the election is made, not to exceed the amount determined by using the maximum federal, state, or local marginal income tax rates applicable to the Participant with respect to the Award on the date that the amount of tax to be withheld is to be determined. The Fair Market Value of the Shares to be withheld or delivered will be determined as of the date that the taxes are required to be withheld.

15. No Effect on Employment or Service. Neither the Plan nor any Award will confer upon a Participant any right with respect to continuing the Participant’s relationship as a Service Provider with the Company, nor will they interfere in any way with the Participant’s right or the Company’s right to terminate such relationship at any time, with or without cause, to the extent permitted by Applicable Laws. Under no circumstances shall any person ceasing to be an employee, officer or consultant of the Company or any Affiliate be entitled to any compensation for any loss of any right or benefit under the Plan which such employee might otherwise have enjoyed but for termination of employment or engagement, whether such compensation is claimed by way of damages for wrongful or unfair dismissal, breach of contract or otherwise.

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16. Date of Grant. The date of grant of an Award will be, for all purposes, the date on which the Administrator makes the determination granting such Award, or such other later date as is determined by the Administrator. Notice of the determination will be provided to each Participant within a reasonable time after the date of such grant.

17. Term of Plan. Subject to Section 20 of the Plan, the Plan will become effective upon its adoption by the Board. Unless sooner terminated under Section 17, it will continue in effect for a term of ten (10) years from the later of (a) the effective date of the Plan, or (b) the earlier of the most recent Board or stockholder approval of an increase in the number of Shares reserved for issuance under the Plan.

18. Amendment and Termination of the Plan.

(a) Amendment and Termination. The Board may at any time amend, alter, suspend, or terminate the Plan.

(b) Stockholder Approval. The Company will obtain stockholder approval of any Plan amendment to the extent necessary and desirable to comply with Applicable Laws.

(c) Effect of Amendment or Termination. No amendment, alteration, suspension, or termination of the Plan will impair the rights of any Participant, unless mutually agreed otherwise between the Participant and the Administrator, which agreement must be in writing and signed by the Participant and the Company. Termination of the Plan will not affect the Administrator’s ability to exercise the powers granted to it hereunder with respect to Awards granted under the Plan prior to the date of such termination.

19. Conditions Upon Issuance of Shares.

(a) Legal Compliance. Shares will not be issued pursuant to the exercise of an Award unless the exercise of such Award and the issuance and delivery of such Shares will comply with all Applicable Laws and will be further subject to the approval of counsel for the Company with respect to such compliance.

(b) Investment Representations. As a condition to the exercise of an Award, the Company may require the person exercising such Award to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation is required.

(c) Acceptance of Conditions. By participating in the Plan, each Participant shall be deemed to have accepted all the conditions of the Plan and the terms and conditions of any rules and regulations adopted by the Committee and shall be fully bound thereby.

20. Inability to Obtain Authority. The inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company’s counsel to be necessary to the lawful issuance and sale of any Shares hereunder, will relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority will not have been obtained.

21. Stockholder Approval. The Plan will be subject to approval by the stockholders of the Company within twelve (12) months after the date the Plan is adopted by the Board. Such stockholder approval will be obtained in the manner and to the degree required under Applicable Laws.

22. Governing Law. The validity and construction of this Plan and the instruments evidencing the Awards hereunder shall be governed by the laws of the State of Delaware other than any conflicts or choice of law rule or principle that might otherwise refer construction or interpretation of this Plan and the instruments evidencing the Awards hereunder to the substantive laws of any other jurisdiction.

Approved by the Board of Directors:  May 1, 2019

Approved by the Shareholders:  June 20, 2019 and June 28, 2021

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Voting Instructions You can vote by Internet or Telephone! Instead of mailing your proxy, you may choose one of the three voting options outlined below.

VOTE BY INTERNET – www.colonialstock.com/LEXX2023
LEXARIA BIOSCIENCE CORP. 100 – 740 McCurdy Road Kelowna, BC V1X 2P7	•

You can view the Lexaria Bioscience Corp. Annual Report and Proxy Statement and submit your vote online at the website listed above up until 04:00 PM PT on 05/08/2023.  You will need the control number below in order to do so.

	•	Follow the instructions on the secure website to complete your vote.
<Shareholder Name>	VOTE BY PHONE – 877-285-8605
<Shareholder Address1>	•	You may vote by phone until 04:00 PM PT on 05/08/2023.
<Shareholder Address2>	•	Please have your notice and proxy card in hand when you call.
<Shareholder Address3>	VOTE BY MAIL
	•	If you have not voted via the internet OR telephone, mark, sign and return your proxy ballot to Colonial Stock Transfer, 7840 S 700 E, Sandy, UT 84070
TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:	•	Votes by mail must be received by 05/08/2023.
Control #: 0000 0000 0000

THIS PROXY BALLOT IS VALID ONLY WHEN SIGNED AND DATED.

The undersigned hereby appoints Christopher Bunka or John Docherty, and each or either of them, proxies for the undersigned, with full power of substitution, to vote all shares of common stock, $0.001 par value per share (“Shares”) of Lexaria Bioscience Corp. (the “Company”) which the undersigned would be entitled to vote at the ANNUAL MEETING OF STOCKHOLDERS OF THE COMPANY (THE “MEETING”) TO BE HELD AT 100 – 740 MCCURDY ROAD, KELOWNA, BRITISH COLUMBIA ON MAY 9, 2023, AT 1:00 P.M., PACIFIC TIME, and directs that the Shares represented by this Proxy shall be voted as indicated below:

1.	lection of Directors

Nominees:	For	Withhold
1) Christopher Bunka	☐	☐
2) John Docherty	☐	☐
3) William (Ted) McKechnie	☐	☐
4) Nicholas Baxter	☐	☐
5) Albert Reese Jr.	☐	☐
6) Catherine C. Turkel	☐	☐

		For	Against	Abstain

2.	Ratification of the Continued Appointment of MaloneBailey LLP as the Company’s independent auditors	☐	☐	☐

3.	Approval of Repricing of Options that have an Exercise Price that is 50% or more higher than fair market value	☐	☐	☐

4.	Approval of Increase to Maximum Number of Shares to be Issued under the Equity Incentive Plan to Amount Equal to 10% of Issued Share Capital as at May 31, 2023	☐	☐	☐

5.	Approval of Addition of Evergreen Formula to Equity Incentive Plan	☐	☐	☐

6.	Ratification and Approval of Lawful Acts of the Directors	☐	☐	☐

In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting or any adjournment thereof.

The board of directors recommends a vote FOR all the nominees for director in Proposal 1 and FOR Proposals 2-6. This Proxy, when properly executed, will be voted in the manner directed herein by the undersigned stockholder. If no direction is given, this Proxy will be voted FOR proposals 1-6.

Please indicate if you plan to attend this meeting*.	Yes	No
	☐	☐

Due to Covid-19 Health concerns, attendance at the meeting will be via Event Conferencing by calling in to:  1-888-886-7786 at the appointed meeting time.

Sign exactly as name appears hereon.  For joint accounts, all co-owners should sign.  Executors, administrators, custodians, trustees, etc. should so indicate when signing.

Signature	Date	Signature (Joint Owners)	Date